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Exhibit 4.10

Prepared by and when recorded, return to:
Latham & Watkins LLP
885 Third Avenue, Suite 1000
New York, New York 10022
Attention: Julie Lyakhovetskaya

MORTGAGE, ASSIGNMENT OF RENTS AND LEASES, FIXTURE FILING,
FINANCING STATEMENT AND SECURITY AGREEMENT

From

MIDWEST GENERATION, LLC

and

CHICAGO TITLE LAND TRUST COMPANY

To

WILMINGTON TRUST COMPANY
as Collateral Trustee

Dated: April 27, 2004
Premises: Will County Facility

4.2	Application of Proceeds Upon the Occurrence and During the Continuation of an Actionable Default	19
4.3	No Waiver	19
4.4	Extension, Rearrangement or Renewal of Secured Obligations	20
4.5	Forcible Detainer	20
4.6	Intentionally Deleted	20
4.7	Notices	20
4.8	Severability	20
4.9	Application of Payments	20
4.10	Governing Law	20
4.11	Entire Agreement	21
4.12	Amendments	21
4.13	Successors and Assigns	21
4.14	Renewal, Etc	21
4.15	Future Advances	21
4.16	Liability	21
4.17	Severability and Compliance With Usury Law	21
4.18	Survival of Provisions	22
4.19	Release of Collateral	22
4.20	Collateral Trust Agreement Controls	22
4.21	Time of the Essence	22
4.22	Headings Descriptive	22
4.23	Third Party Rights	22
4.24	Certain Definitions	23
4.25	Counterpart Execution	23

MORTGAGE, ASSIGNMENT OF RENTS AND LEASES, FIXTURE FILING,
FINANCING STATEMENT AND SECURITY AGREEMENT

        This MORTGAGE, ASSIGNMENT OF RENTS AND LEASES, FIXTURE FILING, FINANCING STATEMENT AND SECURITY AGREEMENT, dated as of April 27, 2004 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, this "Mortgage") by MIDWEST GENERATION, LLC, a Delaware limited liability company ("Borrower") with an address at One Financial Place, 440 South LaSalle Street, Suite 3500, Chicago, Illinois 60605, and CHICAGO TITLE LAND TRUST COMPANY, an Illinois corporation, as trustee under trust number 1106599 ("Trustee" and, together with Borrower, the "Mortgagor") with an address at 171 North Clark Street, 4th Floor, Chicago, Illinois 60601, is made for the benefit of WILMINGTON TRUST COMPANY, a Delaware banking corporation ("Mortgagee") with an address at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, as collateral trustee under that certain Collateral Trust Agreement (the "Collateral Trust Agreement"), dated as of the date hereof, by and among Borrower, the Pledgors from time to time party thereto, the Administrative Agent, the Trustee and the Collateral Trustee pursuant to which Mortgagee, as trustee for the present and future holders of the Secured Obligations, has agreed to receive, hold, maintain, administer and distribute the Collateral and enforce the Security Documents, of which this Mortgage is a part. This Mortgage is made to Mortgagee for the benefit of (a) with respect to the Priority Lien Obligations, the Priority Lien Secured Parties, (b) with respect to the Parity Lien Obligations, the Parity Lien Secured Parties, and (c) with respect to either of the Priority Lien Obligations or the Parity Lien Obligations, as applicable, any other Secured Party. Capitalized terms used in this Mortgage (including the preamble and recitals) and not otherwise defined herein shall have the meanings ascribed to them in the Collateral Trust Agreement.

Recitals

        A.    Borrower has entered into a Credit Agreement, dated as of the date hereof (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the "Credit Agreement"), with the Lenders party thereto (the "Lenders"), Citicorp North America, Inc., as administrative agent (in such capacity and together with its successors and assigns, the "Administrative Agent"), and the Issuing Lenders party thereto (the "Issuing Lenders"), which provides for a $900,000,000 credit facility to be made available in the form of revolving loans, term loans and letters of credit to be issued thereunder.

        B.    Borrower has issued 8.75% Second Priority Senior Secured Notes (the "Notes") in an aggregate principal amount of $1,000,000,000 pursuant to an Indenture dated as of the date hereof (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the "Indenture") among the Borrower and The Bank of New York, as trustee (together with its successors in such capacity, the "Trustee").

        C.    The execution and delivery of this Mortgage is a condition precedent to the making of the loans and issuance of the letters of credit under the Credit Agreement, the purchase of the Notes and the other transactions and extensions of credit contemplated by the Credit Agreement and the Indenture.

        D.    As set forth more fully below, Mortgagor intends to secure the payment and performance of Borrower's obligations under the Secured Debt Documents with the Mortgaged Property (as hereinafter defined), along with various other items of personal and real property owned by Mortgagor.

Agreement

        NOW, THEREFORE, to secure (i) the prompt and complete payment and performance, when and as required, due and/or payable, of all of the Priority Lien Obligations, by acceleration or otherwise, or arising out of or in connection therewith, and in consideration of the covenants herein contained and in the Secured Debt Documents, Mortgagor, intending to be legally bound, does hereby grant, bargain, sell, convey, warrant, assign, transfer, mortgage, pledge, set over and confirm unto Mortgagee, for the ratable benefit of the Priority Lien Secured Parties, as set forth in this Mortgage, all of Mortgagor's estate, right, title, interest, property, claim and demand, now or hereafter arising, in and to the following property and rights (herein collectively called the "Mortgaged Property") and (ii) the prompt and complete payment and performance, when and as required, due and/or payable, of all of the Parity Lien Obligations, by acceleration or otherwise, or arising out of or in connection therewith, and in consideration of the covenants herein contained and in the Secured Debt Documents, Mortgagor, intending to be legally bound, does hereby grant, bargain, sell, convey, warrant, assign, transfer, mortgage, pledge, set over and confirm unto Mortgagee, for the ratable benefit of the Parity Lien Secured Parties, as set forth in this Mortgage, all of Mortgagor's estate, right, title, interest, property, claim and demand, now or hereafter arising, in and to the Mortgaged Property:

          (a)   the lands and premises more particularly described in Exhibit A hereto (the "Site"), together with all tenements, hereditaments and appurtenances thereto, as well as (i) any land lying within the right-of-way of any streets, open or proposed, adjoining the same, (ii) any and all easements, leases, licenses, natural gas pipelines, rights-of-way and rights used in connection therewith or as a means of access thereto and therefrom, including the easements described in Exhibit B, all easements for ingress and egress and easements for water, natural gas and sewage pipelines, running in favor of Mortgagor, or appurtenant to the Site (collectively, the "Easements"), and (iii) any and all sidewalks, alleys, strips and gores of land adjacent thereto or used in connection therewith (the Site, the Easements and all of the foregoing being hereinafter collectively referred to as the "Real Property");

          (b)   all buildings, structures, fixtures and other improvements now or hereafter erected on the Real Property (collectively, the "Improvements");

          (c)   all machinery, apparatus, equipment, fittings, fixtures, generators, boilers, turbines and other articles of personal property, including all goods and all goods which become fixtures, now owned or hereafter acquired by Mortgagor and now or hereafter located on, attached to or used in the operation of or in connection with the Real Property and/or the Improvements, and all replacements thereof, additions thereto and substitutions therefor, to the fullest extent permitted by applicable law (all of the foregoing being hereinafter collectively called the "Equipment");

          (d)   all raw materials, work in process and other materials used or consumed in the construction of, or now owned or hereafter acquired by Mortgagor and now or hereafter located on or used in connection with, the Real Property, the Improvements and/or the Equipment, (including, without limitation, fuel and fuel deposits, now or hereafter located on the Real Property or elsewhere or otherwise owned by Mortgagor) (the above items, together with the Equipment, being hereinafter collectively called the "Tangible Collateral");

          (e)   all rights, powers, privileges and other benefits of Mortgagor (to the extent assignable) now or hereafter obtained by Mortgagor from any Governmental Authority, including, without limitation, all licenses, certificates, permits and other similar instruments and documents, issued in the name of Mortgagor, and governmental actions relating to the ownership, operation, management and use of the Real Property, Improvements, Equipment or Tangible Collateral, and any improvements, modifications or additions thereto;

          (f)    all the lands and interests in lands, tenements and hereditaments hereafter acquired by Mortgagor in connection with or appurtenant to the Real Property, including all leases, subleases, lettings, occupancy agreements, tenancies and licenses by Mortgagor as landlord of the Mortgaged Property or any part thereof now or hereafter entered into, and all amendments, extensions, renewals and guarantees thereof, and all security therefor (collectively, the "Leases") and all income, rents, rent equivalents, issues, profits, revenues (including all oil and gas or other mineral royalties and bonuses), deposits and other benefits from the Real Property and the Improvements (including all receivables and other obligations now existing or hereafter arising or created out of the sale, lease, sublease, license, concession or other grant of the right of the use and occupancy of property or rendering of services by Mortgagor or any operator or manager of the Mortgaged Property or the commercial space located in the Improvements or acquired from others) (collectively, the "Rents") and all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents and/or any other property or rights subject to the lien hereof, including (without limitation) all interests of Mortgagor, whether as lessor or lessee, in any leases of land hereafter made and all rights of Mortgagor thereunder;

          (g)   any and all other property in any way associated or used in connection with or appurtenant to the Real Property, Improvements, Equipment or Tangible Collateral that may from time to time, by delivery or by writing of any kind, be subjected to the lien hereof by Mortgagor or by anyone on its behalf or with its consent, or which may come into the possession or be subject to the control of Mortgagee pursuant to this Mortgage, being hereby collaterally assigned to Mortgagee and subjected or added to the lien or estate created by this Mortgage forthwith upon the acquisition thereof by Mortgagor, as fully as if such property were now owned by Mortgagor and were specifically described in this Mortgage and subjected to the lien and security interest hereof; and Mortgagee is hereby authorized to receive any and all such property as and for additional security hereunder;

          (h)   all the remainder or remainders, reversion or reversions, Rents, revenues, issues, profits, royalties, income, proceeds and other benefits derived from any of the foregoing, all of which are hereby assigned to Mortgagee, who is hereby authorized to collect and receive the same, to give proper receipts and acquittances therefor and to apply the same in accordance with the provisions of this Mortgage;

          (i)    all Proceeds, as defined in the UCC, including all proceeds, products, offspring, Rents, profits or receipts, in whatever form, arising from the Mortgaged Property, including (i) cash, instruments and other property received, receivable or otherwise distributed in respect of or in exchange for any or all of the Mortgaged Property, (ii) the collection, sale, lease, sublease, concession, exchange, assignment, licensing or other disposition of, or realization upon, any item or portion of the Mortgaged Property (including all claims of Mortgagor against third parties for loss of, damage to, destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any of the Mortgaged Property now existing or hereafter arising), (iii) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to Mortgagor from time to time with respect to any of the Mortgaged Property, (iv) any and all payments (in any form whatsoever) made or due and payable to Mortgagor from time to time in connection with the requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Mortgaged Property by any Governmental Authority (or any person acting under color of Governmental Authority) and (v) any and all other amounts from time to time paid or payable under or in connection with any of the Mortgaged Property;

          (j)    all agreements to which Mortgagor is a party or which are assigned to Mortgagor in any management agreement or any other document and which are executed in connection with the construction, operation and management of the Improvements located on the Mortgaged Property (including agreements for the sale, lease or exchange of goods or other property and/or the performance of services by it, in each case whether now in existence or hereafter arising or acquired) as any such agreements have been or may be from time to time amended, supplemented, amended and restated or otherwise modified, but excluding any such agreements which by their terms or by operation of law prohibit or do not allow assignment or which would become void solely by virtue of a security interest being granted therein;

          (k)   all general intangibles, now owned or hereafter acquired by Mortgagor, including (i) all obligations or indebtedness owing to Mortgagor from whatever source arising, (ii) all unearned premiums accrued or to accrue under all insurance policies for the Mortgaged Property obtained by Mortgagor, all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims (including proceeds of insurance, condemnation awards, and all rights of Mortgagor to refunds of real estate taxes and assessments), (iii) all royalties and license fees and (iv) all rights or claims in respect of refunds for taxes paid;

          (l)    all instruments, chattel paper or letters of credit, evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Mortgaged Property (including promissory notes, drafts, bills of exchange and trade acceptances) and chattel paper obtained by Mortgagor in connection with the Mortgaged Property (including all ledger sheets, computer records and printouts, databases, programs, books of account and files of Mortgagor relating thereto) and such notes or other obligations of indebtedness owing to Mortgagor from whatever source arising, in each case now owned or hereafter acquired by Mortgagor and relating to the Mortgaged Property;

          (m)  all inventory, whether now or hereafter existing or acquired, and which arises out of or is used in connection with, directly or indirectly, the ownership and operation of the Mortgaged Property, all documents representing the same and all Proceeds and products of the same, including all goods, merchandise, raw materials, work in process and other personal property, wherever located, now or hereafter owned or held by Mortgagor for manufacture, processing, the providing of services or sale, use or consumption in the operation of the Mortgaged Property (including fuel, supplies and similar items and all substances commingled therewith or added thereto) and rights and claims of Mortgagor against anyone who may store or acquire the same for the account of Mortgagor, or from whom Mortgagor may purchase the same; and

          (n)   all permits benefitting the Mortgaged Property and used in connection with the ownership, operation, use or occupancy of the Mortgaged Property, but excluding any such permits which by their terms or by operation of law prohibit or do not allow assignment or which would become void solely by virtue of a security interest being granted therein.

        TO HAVE AND TO HOLD the said Mortgaged Property, whether now owned or held or hereafter acquired, unto Mortgagee, its successors and assigns, pursuant to the provisions of this Mortgage.

        IT IS HEREBY COVENANTED, DECLARED AND AGREED that (a) the lien, security interest or estate created by this Mortgage to secure the payment and performance of the Secured Obligations, both present and future, shall be first, prior and superior to any Lien, security interest, reservation of title or other interest heretofore, contemporaneously or subsequently suffered or granted by Mortgagor, its legal representatives, successors or assigns, except Permitted Encumbrances and that the Mortgaged Property is to be held, dealt with and disposed of by Mortgagee, upon and subject to the terms, covenants, conditions, uses and agreements set forth in this Mortgage and (b) it is the intent of the parties that (i) the lien, security interest or estate created by this Mortgage to secure the payment and performance of the Parity Lien Obligations are subject to and subordinate to the lien, security interest or estate created by this Mortgage to secure the payment and performance of the Priority Lien Obligations and (ii) this Mortgage creates two separate and distinct liens, security interests or estates: the first priority lien, security interest or estate securing the payment and performance of the Priority Lien Obligations and the second priority lien, security interest or estate securing the payment and performance of the Parity Lien Obligations, in each case as may be more particularly set forth in the Collateral Trust Agreement.

        PROVIDED ALWAYS, that when and as set forth in the Collateral Trust Agreement and upon the observance and performance by Borrower of its covenants and agreements set forth herein and therein, and the observance and performance by Trustee of its covenants and agreements set forth herein, then this Mortgage and the estate hereby and therein granted shall cease and be void and shall be reconveyed as provided herein below.

ARTICLE 1—DEFINITIONS

        1.1    Defined Terms.    Any term defined by reference to an agreement, instrument or other document shall have the meaning so assigned to it whether or not such document is in effect. In addition, for purposes of this Mortgage, the following definitions shall apply:

        "Act" has the meaning ascribed to it in Section 3.4.5.

        "Credit Agreement" has the meaning ascribed to it in Recital A hereof.

        "Collateral Trust Agreement" has the meaning ascribed to it in the Preamble.

        "Easements" has the meaning ascribed to it in the Granting Clauses.

        "Environmental Laws" has the meaning ascribed to it in the Credit Agreement.

        "Equipment" has the meaning ascribed to it in the Granting Clauses.

        "Hazardous Materials" has the meaning ascribed to it in the Credit Agreement.

        "Governmental Authority" has the meaning ascribed to it in the Credit Agreement.

        "Improvements" has the meaning ascribed to it in the Granting Clauses.

        "Indenture" has the meaning ascribed to it in Recital B hereof.

        "Interest Rate Hedging Transactions" has the meaning ascribed to it in the Credit Agreement.

        "Leases" has the meaning ascribed to it in the Granting Clauses.

        "Material Adverse Effect" has the meaning ascribed to it in the Credit Agreement.

        "Mortgaged Property" has the meaning ascribed to it in the Granting Clauses.

        "Permitted Encumbrances" has the meaning ascribed to it in Section 2.2.

        "Permitted Liens" has the meaning ascribed to it in the Credit Agreement.

        "Proceeds" has the meaning ascribed to it in Granting Clause.

        "Protective Advances" has the meaning ascribed to it in Section 3.4.5(f)

        "Real Property" has the meaning ascribed to it in the Granting Clauses.

        "Rents" has the meaning ascribed to it in the Granting Clauses.

        "Site" has the meaning ascribed to it in the Granting Clauses.

        "State" has the meaning ascribed to it in Section 2.16.

        "Tangible Collateral" has the meaning ascribed to it in the Granting Clauses.

        "UCC" has the meaning ascribed to it in Section 2.16.

        "UCC Collateral" has the meaning ascribed to it in Section 2.16.

        1.2    Accounting Terms.    As used herein and in any certificate or other document made or delivered pursuant hereto, accounting terms not defined herein shall have the respective meanings given to them under GAAP.

        1.3    The Rules of Interpretation.    The rules of interpretation as set forth in the Collateral Trust Agreement shall govern the terms, conditions and provisions hereof. In the event of any conflict between those set forth in this Mortgage and the Collateral Trust Agreement, the latter shall be deemed controlling and shall preempt the former.

ARTICLE 2—GENERAL COVENANTS AND PROVISIONS

        2.1    Mortgagor Performance of the Secured Debt Documents and the Collateral Trust Agreement.    Mortgagor shall perform, observe and comply with each and every provision hereof, and Borrower shall perform, observe and comply and with each and every provision contained in the Secured Debt Documents, including the Collateral Trust Agreement, and Borrower shall promptly pay to Mortgagee, when payment shall become due under the Secured Debt Documents, the amounts provided for thereunder with interest thereon, if any, and all other sums required to be paid by Mortgagor under this Mortgage and any of the Secured Debt Documents at the time and in the manner provided herein and therein.

        2.2    General Representations, Covenants and Warranties.    Mortgagor represents, covenants and warrants that as of the date hereof: (a) Mortgagor has good and marketable title to that portion of the Real Property which constitutes real property interests, free and clear of all encumbrances except the permitted encumbrances set forth on Exhibit C hereto ("Permitted Encumbrances"); (b) Mortgagor has the right to hold, occupy and enjoy its interest in the Real Property, and has good right, full power and lawful authority to mortgage and pledge the same as provided herein, and prior to the occurrence and continuance of an Actionable Default, Mortgagee may at all times peaceably and quietly enter upon, hold, occupy and enjoy the Real Property in accordance with the terms hereof; (c) all costs arising from construction of any improvements, the performance of any labor and the purchase of all Mortgaged Property have been or shall be paid when due except any such costs that are contested by the Mortgagor pursuant to its right to do so under Section 7.2.2(c) of the Credit Agreement; (d) the Real Property has access for ingress and egress to dedicated street(s); (e) no material part of the Mortgaged Property has been damaged, destroyed, condemned or abandoned; and (f) this Mortgage is a valid and enforceable lien on and security interest in the Mortgaged Property, subject only to Permitted Encumbrances, and will remain a valid and enforceable lien on and security interest in the Mortgaged Property, subject only to Permitted Liens and Mortgagor shall forever warrant, defend and preserve the validity and priority of the Mortgage and shall forever warrant and defend the same to Mortgagee against the claims of all persons whomsoever.

        2.3    Compliance with Legal Requirements.    Mortgagor shall promptly comply in all material respects with all governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions of Governmental Authorities affecting either the Mortgaged Property or any part thereof or the construction, use, alteration or operation thereof, or any part thereof (whether now or hereafter enacted and in force), and all permits, licenses and authorizations and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instruments, at any time in force affecting such Mortgaged Property or any part thereof relating to its use and occupancy of the Mortgaged Property, whether or not such compliance requires work or remedial measures that are ordinary or extraordinary, foreseen or unforeseen, structural or nonstructural, or that interfere with the use or enjoyment of the Mortgaged Property, except to the extent non-compliance would not have a Material Adverse Effect.

        2.4    Insurance; Application of Insurance Proceeds; Application of Eminent Domain Proceeds.

          2.4.1 Mortgagor shall at its sole expense obtain for, deliver to (or deliver certificates evidencing), assign and maintain for the benefit of Mortgagee, during the term of this Mortgage, insurance policies insuring the Mortgaged Property (to the extent insurable) and liability insurance policies, all in accordance with the Secured Debt Documents, including Section 7.1.5 of the Credit Agreement. Mortgagor shall pay promptly when due any premiums on such insurance policies and on any renewals thereof. In the event of the foreclosure of this Mortgage or any other transfer of the Mortgaged Property in extinguishment of the indebtedness and other sums secured hereby, all right, title and interest of Mortgagor in and to all casualty insurance policies, and renewals thereof then in force, shall pass to the purchaser or grantee in connection therewith.

          2.4.2 Pursuant to the terms of the Collateral Protection Act (815 ILCS 180/1 et seq.), Mortgagor is hereby notified that unless Mortgagor provides Mortgagee with evidence of the insurance coverage required by Section 2.4.1, Mortgagee may purchase insurance at Mortgagee's expense to protect Mortgagor's interests in the Premises, which insurance may, but need not, protect the interests of Mortgagor. The coverage purchased by Mortgagee may not pay any claim made by Mortgagor or any claim made against Mortgagor in connection with the Mortgaged Property. Mortgagor may later cancel any insurance purchased by Mortgagee, but only after providing Mortgagee with evidence that Mortgagor has obtained the insurance as required by Section 2.4.1. If Mortgagee purchases insurance, Mortgagor will be responsible for the costs of such insurance, including interest and any other charges imposed in connection with the placement of the insurance, until the effective date of the cancellation or expiration of the insurance. The costs of the insurance may be added to the Secured Obligations secured hereby. The costs of such insurance may be greater than the cost of insurance Mortgagor may be able to obtain for itself.

          2.4.3 All insurance proceeds and all awards payable with respect to any taking of the Real Property or Improvements shall be paid and/or shall be applied in accordance with the provisions of the Collateral Trust Agreement and the other Secured Debt Documents.

        2.5    Assignment of Rents.    Mortgagor unconditionally and absolutely assigns to Mortgagee as further security for the payment and performance of the Secured Obligations all of Mortgagor's right, title and interest in and to the Leases and Rents. This is an absolute assignment to Mortgagee and not an assignment as security for the performance of the obligations under the Secured Debt Documents, or any other indebtedness. Subject to the provisions below, Mortgagee shall have the right, power and authority to: notify any person that the Leases have been assigned to Mortgagee and that all Rents and other obligations are to be paid directly to Mortgagee, whether or not Mortgagee has commenced or completed foreclosure or taken possession of the Mortgaged Property; settle compromise, release, extend the time of payment of, and make allowances, adjustments and discounts of any Rents or other obligations under the Leases; enforce payment of Rents and other rights under the Leases, prosecute any action or proceeding, and defend against any claim with respect to Rents and Leases; enter upon, take possession of and operate the Mortgaged Property; lease all or any part of the Mortgaged Property; and/or perform any and all obligations of Mortgagor under the Leases and exercise any and all rights of Mortgagor therein contained to the full extent of Mortgagor's rights and obligations thereunder, with or without the bringing of any action or the appointment of a receiver. At Mortgagee's request, Mortgagor shall deliver a copy of this Mortgage to each tenant under a Lease. Mortgagor irrevocably directs any tenant, without any requirement for notice to or consent by Mortgagor, to comply with all demands of Mortgagee under this Section and to turn over to Mortgagee on demand all Rents which it receives. Mortgagee shall have the right, but not the obligation, to use and apply all Rents received hereunder in such order and such manner as Mortgagee may determine in accordance with the Collateral Trust Agreemeent. Notwithstanding that this is an absolute assignment of the Rents and Leases and not merely the collateral assignment of, or the grant of a lien or security interest in the Rents and Leases, Mortgagee grants to Mortgagor a revocable license to collect and receive the Rents and to retain, use and enjoy such Rents. Such license may be revoked by Mortgagee only upon the occurrence and during the continuance of any Actionable Default. Mortgagor shall apply any Rents which it receives to the payment due under the Secured Obligations, taxes, assessments, water charges, sewer rents and other governmental charges levied, assessed or imposed against the Mortgaged Property, insurance premiums, and other obligations of lessor under the Leases before using such proceeds for any other purpose.

        2.6    Indemnification.    Mortgagor shall indemnify Mortgagee in accordance with the applicable provisions of the Collateral Trust Agreement and the other Secured Debt Documents.

        2.7    Mortgagee Assumes No Secured Obligations.    It is expressly agreed that, anything herein contained to the contrary notwithstanding, Mortgagor shall remain obligated under all agreements which are included in the definition of "Mortgaged Property" and shall perform all of its obligations thereunder in accordance with the provisions thereof, and neither Mortgagee nor any of the Secured Parties shall have any obligation or liability with respect to such obligations of Mortgagor, nor shall Mortgagee or any of the Secured Parties be required or obligated in any manner to perform or fulfill any obligations or duties of Mortgagor under such agreements, or to make any payment or to make any inquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim or take any action to collect or enforce the payment of any amounts which have been assigned to Mortgagee hereunder or to which Mortgagee or the Secured Parties may be entitled at any time or times.

        2.8    Further Assurances.    2.8.1 Mortgagor shall, from time to time, at its expense, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that Mortgagee may reasonably request, in order to perfect and continue the lien and security interest granted hereby and to enable Mortgagee to obtain the full benefits of the lien and security interest granted or intended to be granted hereby. Mortgagor shall keep the Mortgaged Property free and clear of all Liens, other than Permitted Liens.

          2.8.2 Without limiting the generality of the foregoing, Mortgagor shall execute and record or file this Mortgage and each amendment hereto, and such financing or continuation statements, or amendments thereto, and such other instruments, endorsements or notices, as may be necessary, or as Mortgagee may reasonably request, in order to perfect and preserve the lien and security interest granted or purported to be granted hereby. Mortgagor hereby authorizes Mortgagee to file one or more financing statements or continuation statements, and amendments thereto, relative to all or any part of the Mortgaged Property necessary to preserve or protect the lien and security interest granted hereby without the signature of Mortgagor where permitted by law.

          2.8.3 Borrower shall pay all filing, registration and recording fees and all refiling, re-registration and re-recording fees, and all reasonable expenses incident to the execution and acknowledgment of this Mortgage, any assurance, and all federal, state, county and municipal stamp taxes and other taxes, duties, imports, assessments and charges arising out of or in connection with the execution and delivery of this Mortgage, any agreement supplemental hereto, any financing statements, and any instruments of further assurance.

          2.8.4 Mortgagor shall, promptly upon request, provide to Mortgagee all information and evidence it may reasonably request concerning the Mortgaged Property to enable Mortgagee to administer or enforce the provisions of this Mortgage.

          2.8.5 Mortgagor will take all actions within its power to obtain like title to and the right to pledge any other property at any time hereafter pledged by it to Mortgagee as Mortgaged Property hereunder.

        2.9    Acts of Mortgagor.    Mortgagor hereby represents and warrants that it has not mortgaged, hypothecated, assigned or pledged and hereby covenants that it will not mortgage, hypothecate, assign or pledge, so long as this Mortgage shall remain in effect, any of its right, title or interest in and to the Mortgaged Property or any part thereof, to anyone other than Mortgagee.

        2.10    After-Acquired Property.    Any and all of the Mortgaged Property which is hereafter acquired shall immediately, without any further conveyance, assignment or act on the part of Mortgagor or Mortgagee, become and be subject to the lien and security interest of this Mortgage as fully and completely as though specifically described herein, but nothing contained in this Section 2.10 shall be deemed to modify or change the obligations of Mortgagor under Section 2.8 hereof. If and whenever from time to time Mortgagor shall hereafter acquire any real property or interest therein which constitutes or is intended to constitute part of the Mortgaged Property hereunder, Mortgagor shall promptly give notice thereof to Mortgagee and Mortgagor shall forthwith execute, acknowledge and deliver to Mortgagee a supplement to this Mortgage in form and substance reasonably satisfactory to Mortgagee subjecting the property so acquired to the lien of this Mortgage. At the same time, if Mortgagee so requests, Mortgagor shall deliver to Mortgagee either (i) an endorsement to the lender's policy of title insurance issued to Mortgagee insuring the lien of this Mortgage, or (ii) a new lender's title policy (which shall include tie in coverage relating to the lender's policy described in (i), above), in each case which shall insure to Mortgagee in form and substance reasonably satisfactory to Mortgagee that the lien of this Mortgage as insured under such title insurance policy or policies encumbers such later acquired property and that Mortgagor's title to such property meets all of the applicable requirements of the Secured Debt Documents with respect to title to Mortgagor's real property interests.

        2.11    Reasonable Use and Occupancy.    In addition to the rights which Mortgagee may have herein, upon the occurrence of an Actionable Default which shall remain uncured, Mortgagee, at its option and in accordance with the terms of the Collateral Trust Agreement and the other Secured Debt Documents, may require Borrower to pay monthly in advance to Mortgagee, or any receiver appointed to collect the rents, the fair and reasonable rental value for the use and occupation of such part of the Mortgaged Property as may be occupied by Mortgagor or may require Mortgagor to vacate and surrender possession of the Mortgaged Property to Mortgagee or to such receiver and, in default thereof, Mortgagor may be evicted by summary proceedings or otherwise.

        2.12    Hazardous Materials.    Mortgagor and the Mortgaged Property shall comply with all provisions of the Secured Debt Documents relating to Hazardous Materials and compliance with Environmental Laws, including Section 7.1.7 of the Credit Agreement.

        2.13    Mortgaged Property.    Mortgagor shall observe all applicable covenants, easements and other restrictions of record with respect to the Real Property or to any other part of the Mortgaged Property, in all material respects.

          2.13.1 Mortgagor shall maintain all rights-of-way, easements, grants, privileges, licenses, certificates, permits, entitlements, and franchises necessary for the use of the Mortgaged Property and will not, without the prior consent of Mortgagee, which consent shall not be unreasonably withheld, consent to any public restriction (including any zoning ordinance) or private restriction as to the use of the Mortgaged Property, provided, however, that the consent of Mortgagee shall not be required with respect to the creation or amendment of any Permitted Liens in accordance with Section 7.2.2 of the Credit Agreement.

          2.13.2 Mortgagor shall not, without the prior written consent of Mortgagee or as otherwise provided in the Secured Debt Documents, permit any of the fixtures or personalty to be removed at any time from the Real Property or Improvements, provided, however, that the Mortgagor shall be permitted to use and consume raw materials, inventory and other materials located on the Real Property in the ordinary course of business.

          2.13.3 Mortgagor shall permit Mortgagee, and Mortgagee's agents, representatives and employees, upon reasonable prior notice to Mortgagor, to inspect the Mortgaged Property, provided that such inspections shall not unreasonably interfere with the construction, operation, maintenance, start-up or testing of the Mortgaged Property.

        2.14    Power of Attorney.    Mortgagor does hereby irrevocably constitute and appoint Mortgagee its true and lawful attorney (which appointment is coupled with an interest), with full power of substitution, for Mortgagor and in the name, place and stead of Mortgagor or in Mortgagee's own name, for so long as any of the Secured Obligations are outstanding, to ask, demand, collect, receive, receipt for and sue for any and all Rents, income and other sums which are assigned hereunder with full power to endorse the name of Mortgagor on all instruments given in payment or in part payment thereof, to settle, adjust or compromise any claims thereunder as fully as Mortgagor itself could do and in its discretion file any claim or take any action or proceeding, either in its own name or in the name of Mortgagor or otherwise, which Mortgagee may deem necessary or appropriate to protect and preserve the right, title and interest of Mortgagee in and to such Rents, income and other sums and the security intended to be afforded hereby; provided that Mortgagee shall not exercise such rights unless an Actionable Default has occurred and is continuing.

        2.15    Covenant to Pay.    If an Actionable Default has occurred and is continuing, then Mortgagee, among its other rights and remedies, shall have the right, but not the obligation, to pay, observe or perform the obligations of Mortgagor herein, in whole or in part, and with such modifications as Mortgagee reasonably shall deem advisable. All sums, including, without limitation, reasonable attorneys fees', so expended or incurred by Mortgagee by reason of the default of Mortgagor, or by reason of the bankruptcy or insolvency of Mortgagor, as well as, without limitation, sums expended or incurred to sustain the lien or estate of this Mortgage or its priority, or to protect or enforce any rights of Mortgagee hereunder, or to recover any of the Secured Obligations, or for repairs, maintenance, alterations, replacements or improvements thereto or for the protection thereof, or for real estate taxes or other governmental assessments or charges against any part of the Mortgaged Property, or premiums for insurance of the Mortgaged Property, shall be entitled to the benefit of the lien on the Mortgaged Property as of the date of the recording of this Mortgage, shall be deemed to be added to and be part of the Secured Obligations secured hereby, whether or not the result thereof causes the total amount of the Secured Obligations to exceed the stated amount set forth in the first and second introductory paragraphs of the Recitals of this Mortgage, and shall be repayable by Borrower as provided in the Secured Debt Documents.

        2.16    Security Agreement.    This Mortgage shall also be a security agreement between Mortgagor and Mortgagee covering the Mortgaged Property constituting personal property or fixtures (hereinafter collectively called "UCC Collateral") governed by the Uniform Commercial Code ("UCC") of the State of Illinois (the "State") as such UCC Collateral may be more specifically set forth in any financing statement delivered in connection with this Mortgage, and, as further security for the payment and performance of the Secured Obligations, Mortgagor hereby grants to Mortgagee a security interest in such portion of the Mortgaged Property to the full extent that the Mortgaged Property may be subject to the UCC. In addition to Mortgagee's other rights hereunder, Mortgagee shall have all rights of a secured party under the UCC, as is in effect in the relevant jurisdiction, or other applicable laws or in equity. Mortgagor hereby authorizes the filing of, and if requested by Mortgagee, Mortgagor shall execute and deliver to Mortgagee, all financing statements and such further assurances that may be reasonably required by Mortgagee to establish, create, perfect (to the extent the same can be achieved by the filing of a financing statement) and maintain the validity and priority of Mortgagee's security interests, and Borrower shall bear all reasonable costs thereof, including all UCC searches. Except as otherwise provided in the Secured Debt Documents, if Mortgagee should dispose of any of the Mortgaged Property comprising the UCC Collateral pursuant to the UCC, ten (10) days' prior written notice by Mortgagee to Mortgagor shall be deemed to be reasonable notice; provided, however, that Mortgagee may dispose of such property in accordance with the foreclosure procedures of this Mortgage in lieu of proceeding under the UCC. Mortgagee may from time to time execute and deliver at Borrower's expense all continuation statements, termination statements, amendments, partial releases, or other instruments relating to all financing statements by and between Mortgagor and Mortgagee. Except as otherwise provided in the Secured Debt Documents, but otherwise subject to the provisions thereof, if an Actionable Default shall occur and be continuing, (a) Mortgagee, in addition to any other rights and remedies which it may have, may exercise immediately and without demand to the extent permitted by law, any and all rights and remedies granted to a secured party under the UCC, as in effect in any relevant jurisdiction, including, without limiting the generality of the foregoing, the right to take possession of the UCC Collateral or any part thereof, and to take such other measures as Mortgagee may deem necessary for the care, protection and preservation of such collateral and (b) upon request or demand of Mortgagee, Mortgagor shall at Borrower's expense, assemble the UCC Collateral and make it available to Mortgagee at a convenient place acceptable to Mortgagee. Borrower shall pay to Mortgagee on demand any and all expenses, including reasonable attorneys' fees and disbursements incurred or paid by Mortgagee in protecting the interest in the UCC Collateral and in enforcing Mortgagee's rights hereunder with respect to such UCC Collateral.

          2.16.1 Mortgagor and the Mortgagee agree, to the extent permitted by law, that: (i) this Mortgage upon recording or registration in the real estate records of the proper office shall constitute a financing statement filed as a "fixture filing" within the meaning of Sections 9-102(a)(40) and 9-502(c) of the UCC; (ii) all or a part of the Mortgaged Property are or are to become fixtures; (iii) the addresses of Mortgagor and Mortgagee are as set forth on the first page of this Mortgage and if Mortgagor is not the record owner of any real property to which the fixtures are or may become attached, the name of the record owner is Midwest Generation, LLC; and (iv) Borrower's organizational identification number in the State of Illinois is 00314951.

        2.17    Proceeds of Secured Obligations.    The proceeds of the Secured Obligations secured hereby and referred to herein shall be used solely for business purposes, and all of the Secured Obligations secured by this Mortgage constitute (i) a "business loan" as that term is defined in, and for all purposes of, 815 ILCS 205/4 (1) (c), and (ii) a "loan secured by a mortgage on real estate" within the purview and operation of 815 ILCS 205/4(1)(l).

        2.18    Amount Secured.    This Mortgage secures the payment of all of the Secured Obligations secured hereby; provided, however that the total amount secured by this Mortgage shall not exceed an amount equal to two hundred percent (200%) of the aggregate of the amount of the Parity Lien Debt and the Priority Lien Debt at any time outstanding.

ARTICLE 3—REMEDIES

        3.1    Acceleration of Maturity.    As provided in each of the Secured Debt Documents, if an Actionable Default occurs and is continuing, the applicable Secured Debt Representative may declare the Secured Obligations with respect to the applicable Series of Secured Debt to be due and payable immediately, and upon such declaration such Secured Obligations and other sums shall immediately become due and payable without demand, presentment, notice or other requirements of any kind (all of which Mortgagor waives).

        3.2    Intentionally Omitted.

        3.3    Institution of Equity Proceedings.    If an Actionable Default occurs and is continuing, Mortgagee, may institute an action, suit or proceeding in equity for specific performance of this Mortgage and the Collateral Trust Agreement, both of which shall be specifically enforceable by injunction or other equitable remedy.

        3.4    Mortgagee's Power of Enforcement.    If an Actionable Default occurs and is continuing, Mortgagee shall be entitled, at its option and in its sole and absolute discretion, to institute a proceeding or proceedings, judicial or nonjudicial, by advertisement or otherwise, for the complete foreclosure of this Mortgage in which case the Mortgaged Property or any interest therein may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner in accordance with the laws of the State, and sell for cash or upon credit the Mortgaged

Property or any part thereof and all estate, claim, demand, right, title and interest of Mortgagor therein and rights of redemption thereof, pursuant to the power of sale contained herein or otherwise, at one or more sales, as an entirety or in parcels, at such time and place, upon such terms and after such notice thereof as may be required or permitted by the laws of the State. Mortgagee may require Mortgagor to pay monthly in advance to Mortgagee, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of any portion of the Mortgaged Property occupied by Mortgagor and require Mortgagor to vacate and surrender possession to Mortgagee of the Mortgaged Property or to such receiver and, in default thereof, evict Mortgagor by summary proceedings or otherwise.

          3.4.1 After deducting all Protective Advances made by Mortgagee, Mortgagee shall apply the proceeds of any sale to the payment of all sums expended under the terms hereof not then repaid, with accrued interest at the default rate provided in Section 3.16 hereof, then to the payment of all other sums then secured hereby and the remainder, if any, to the person or persons legally entitled thereto, in each case in accordance with the terms of the Collateral Trust Agreement and the other Secured Debt Documents.

          3.4.2 If any Actionable Default occurs and is continuing, Mortgagee may, either with or without entry or taking possession of the Mortgaged Property, and without regard to whether or not the indebtedness and other sums secured hereby shall be due and without prejudice to the right of Mortgagee thereafter to bring an action or proceeding to foreclose or any other action for any default existing at the time such earlier action was commenced, proceed by any appropriate action or proceeding: (a) to enforce payment of the Secured Obligations, to the extent permitted by law, or the performance of any term hereof or any other right; (b) to foreclose this Mortgage in any manner provided by law for the foreclosure of mortgages or deeds of trust on real property and to sell, as an entirety or in separate lots or parcels, the Mortgaged Property or any portion thereof pursuant to the laws of the State or under the judgment or decree of a court or courts of competent jurisdiction, and Mortgagee shall be entitled to recover in any such proceeding all costs and expenses incident thereto, including reasonable attorneys' fees in such amount as shall be awarded by the court; (c) to the extent not prohibited by the laws of the State, to exercise any or all of the rights and remedies available to it under the Secured Debt Documents; and (d) to pursue any other remedy available to it. Mortgagee shall take action either by such proceedings or by the exercise of its powers with respect to entry or taking possession, or both, as Mortgagee may determine.

          3.4.3 The remedies described in this Section may be exercised with respect to all or any portion of the UCC Collateral, either simultaneously with the sale of any real property encumbered hereby or independent thereof. Mortgagee shall at any time be permitted to proceed with respect to all or any portion of the Real Property and the UCC Collateral in any manner permitted by the UCC. Mortgagor agrees that Mortgagee's inclusion of all or any portion of the UCC Collateral in a sale or other remedy exercised with respect to the real property encumbered hereby, as permitted by the UCC, is a commercially reasonable disposition of such property.

          3.4.4 Notwithstanding any other provision contained in this Section 3.4 or this Mortgage, it is the intention of Mortgagor and Mortgagee that the enforcement of the terms and provisions of this Mortgage shall be accomplished in accordance with the Illinois Mortgage Foreclosure Law (the "Act"), 735 ILCS 5/15-1101 et seq., and with respect to such Act, Mortgagor agrees and covenants that:

            (a)   Mortgagor and Mortgagee shall have the benefit of all of the provisions of the Act, including all amendments thereto which may become effective from time to time after the date hereof. In the event any provision of the Act which is specifically referred to herein may be repealed, Mortgagee shall have the benefit of such provision as most recently existing prior to such repeal, as though the same were incorporated herein by express reference;

            (b)   Wherever provision is made in this Mortgage and the other Secured Debt Documents for insurance policies to bear mortgagee clauses or other loss payable clauses or endorsements in favor of Mortgagee, or to confer authority upon Mortgagee to settle or participate in the settlement of losses under policies of insurance or to hold and disburse or otherwise control use of insurance proceeds, from and after the entry of judgment of foreclosure, all such rights and powers of the Mortgagee shall continue in the Mortgagee as judgment creditor or mortgagee until confirmation of sale;

            (c)   In addition to any provision of this Mortgage authorizing the Mortgagee to take or be placed in possession of the Mortgaged Property, or for the appointment of a receiver, if an Actionable Default has occurred and is continuing, Mortgagee shall have the right, in accordance with Sections 15-1701 and 15-1702 of the Act, to be placed in the possession of the Mortgaged Property or at its request to have a receiver appointed, and such receiver, or Mortgagee, if and when placed in possession, shall have, in addition to any other powers provided in this Mortgage, all rights, powers, immunities, and duties and provisions set forth in Sections 15-1701 and 15-1703 of the Act;

            (d)   Mortgagor acknowledges that the Mortgaged Property does not constitute "agricultural real estate", as said term is defined in Section 15-1201 of the Act or "residential real estate" as defined in Section 15-1219 of the Act;

            (e)   Mortgagor hereby voluntarily and knowingly waives its statutory rights to reinstatement and redemption pursuant to 735 ILCS Section 5/15-1601(b);

            (f)    All advances, disbursements and expenditures made or incurred by Mortgagee before and during a foreclosure, and before and after judgment of foreclosure, and at any time prior to sale and, where applicable, after sale, and during the pendency of any related proceedings, for the following purposes, in addition to those otherwise authorized by the Mortgage, or the Credit Agreement or by the Act (collectively "Protective Advances"), shall have the benefit of all applicable provisions of the Act, including those provisions of the Act herein below referred to:

              (i)    all advances by Mortgagee in accordance with the terms of the Mortgage or the Credit Agreement to: (A) preserve, maintain, repair, restore or rebuild the improvements upon the Mortgaged Property; (B) preserve the lien of the Mortgage or the priority thereof; or (C) enforce the Mortgage, as referred to in Subsection (b) (5) of Section 5/15-1302 of the Act;

              (ii)   payments by Mortgagee of (A) when due installments of principal, interest or other obligations in accordance with the terms of any senior mortgage or other prior lien or encumbrances; (B) when due installments of real estate taxes and assessments, general and special, and all other taxes and assessments of any kind or nature whatsoever which are assessed or imposed upon the Mortgage Property or any part thereof; (C) other obligations authorized by the Mortgage; or (D) with court approval, any other amounts in connection with other liens, encumbrances or interests reasonably necessary to preserve the status of title, as referred to in Section 5/15-1505 of the Act;

              (iii)  advances by Mortgagee in settlement or compromise of any claims asserted by claimants under senior mortgages or any other prior liens;

              (iv)  attorneys' fees and other costs incurred: (A) in connection with the foreclosure of the Mortgage as referred to in Section 5/15-1504(d)(2) and 5/15-1510 of the Act; (B) in

      connection with any action, suit or proceeding brought by or against the Mortgagee for the enforcement of the Mortgage or arising from the interest of the Mortgagee hereunder; or (C) in preparation for or in connection with the commencement, prosecution or defense of any other action related to the Mortgage or the Mortgaged Property;

              (v)   Mortgagee's fees and costs, including attorneys' fees, arising between the entry of judgment of foreclosure and the confirmation hearings as referred to in Section 5/15-1508 (b) (1) of the Act;

              (vi)  expenses deductible from proceeds of sale as referred to in Section 5/15-1512 (a) and (b) of the Act; and

              (vii) expenses incurred and expenditures made by Mortgagee for any one or more of the following: (A) premiums for casualty and liability insurance paid by Mortgagee whether or not Mortgagee or a receiver is in possession, if reasonably required in reasonable amounts, and all renewals thereof, without regard to the limitation to maintaining of existing insurance in effect at the time any receiver or mortgagee takes possession of the Mortgaged Property imposed by Section 5/15-1704 (c) (1) of the Act; (B) repair or restoration of damage or destruction in excess of available insurance proceeds or condemnation awards; (C) payments deemed by Mortgagee to be required for the benefit of the Mortgaged Property or required to be made by the owner of the Mortgaged Property under any grant or declaration of easement, easement agreement, agreement with any adjoining land owners or instruments creating covenants or restrictions for the benefit of or affecting the Mortgaged Property; (D) shared or common expense assessments payable to any association or corporation in which Mortgagee is a member in any way affecting the Mortgaged Property; (E) payments required to be paid by Mortgagor or Mortgagee pursuant to any lease or other agreement for occupancy of the Mortgaged Property; and (F) if the Mortgage is insured, payment of Federal Housing Administration or private mortgage insurance required to keep such insurance in force;

            (g)   All Protective Advances shall be additional Secured Obligations secured by this Mortgage, and shall become immediately due and payable without notice and with interest thereon from the date of the advance until paid at the rate of interest payable after default under the terms of the Note; and

            (h)   This Mortgage shall be a lien for all Protective Advances as to subsequent purchasers and judgment creditors from the time this Mortgage is recorded pursuant to Subsection (b) (5) of Section 5/15-1302 of the Act.

        3.5    Mortgagee's Right to Enter and Take Possession, Operate and Apply Income.

          3.5.1 If an Actionable Default occurs and is continuing, Mortgagor, upon demand of Mortgagee, shall forthwith surrender to Mortgagee the actual possession and, if and to the extent permitted by law, Mortgagee itself, or by such officers or agents as it may appoint, may enter and take possession of all of the Mortgaged Property, including the Tangible Collateral, without liability for trespass, damages or otherwise, and may exclude Mortgagor and its agents and employees wholly therefrom and may have joint access with Mortgagor to the books, papers and accounts of Mortgagor.

          3.5.2 If an Actionable Default has occurred and is continuing and Mortgagor shall for any reason fail to surrender or deliver the Mortgaged Property or any part thereof after Mortgagee's demand, Mortgagee may obtain a judgment or decree conferring on Mortgagee the right to immediate possession or requiring Mortgagor to deliver immediate possession of all or part of such property to Mortgagee and Mortgagor hereby specifically consents to the entry of such judgment or decree. Borrower shall pay to Mortgagee, upon demand, all costs and expenses of obtaining such judgment or decree and reasonable compensation to Mortgagee, their attorneys and agents, and all such costs, expenses and compensation shall, until paid, be secured by the lien of this Mortgage.

          3.5.3 Upon every such entering upon or taking of possession, Mortgagee may hold, store, use, operate, manage and control the Mortgaged Property and conduct the business thereof, and, from time to time in its sole and absolute discretion and without being under any duty to so act:

            (a)   make all necessary and proper maintenance, repairs, renewals and replacements thereto and thereon, and all necessary additions, betterments and improvements thereto and thereon and purchase or otherwise acquire fixtures, personalty and other property in connection therewith;

            (b)   insure or keep the Mortgaged Property insured;

            (c)   manage and operate the Mortgaged Property and exercise all the rights and powers of Mortgagor in their name or otherwise with respect to the same;

            (d)   enter into agreements with others to exercise the powers herein granted Mortgagee, all as Mortgagee from time to time may determine; and shall apply the monies so received by Mortgagee in such priority as provided by the Collateral Trust Agreement; and/or

            (e)   rent or sublet the Mortgaged Property or any portion thereof for any purpose permitted by this Mortgage.

        Mortgagee shall surrender possession of the Mortgaged Property to Mortgagor (i) as may be required by law or court order, or (ii) when all amounts under any of the terms of the Secured Debt Documents, including this Mortgage, shall have been paid current and all Actionable Defaults have been cured or waived. The same right of taking possession, however, shall exist if any subsequent Actionable Default shall occur and be continuing.

        3.6    Separate Sales.    To the extent permitted by law upon and during the continuation of an Actionable Default, the Mortgaged Property may be sold in one or more parcels and in such manner and order as Mortgagee, in its sole discretion, may elect, it being expressly understood and agreed that the right of sale arising out of any Actionable Default shall not be exhausted by any one or more sales.

        3.7    Waiver of Appraisement, Moratorium, Valuation, Stay, Extension and Redemption Laws.    Mortgagor agrees to the full extent permitted by law that if an Actionable Default occurs and is continuing, neither Mortgagor nor anyone claiming through or under it shall or will set up, claim or seek to take advantage of any appraisement, moratorium, valuation, stay, extension or redemption laws now or hereafter in force in any locality where the Mortgaged Property or any part thereof may be located, in order to prevent or hinder the enforcement or foreclosure of this Mortgage or the absolute sale of the Mortgaged Property or any portion thereof or the final and absolute putting into possession thereof, immediately after such sale, of the purchasers thereof, nor after any such sale shall Mortgagor claim or exercise any right conferred by any law now or at any time hereafter in force to redeem the Mortgaged Property so sold or any part thereof, and Mortgagor for itself and all who may at any time claim through or under it, hereby waives, to the full extent that it may lawfully so do, the benefit of all such laws, and covenants that Mortgagor shall not hinder or delay the execution of any power herein granted and delegated to Mortgagee but that Mortgagor shall permit the execution of every such power as though no such law had been made; and Mortgagor further waives any and all right to have the assets comprising the Mortgaged Property marshalled upon any foreclosure of the lien hereof and agrees that Mortgagee or any court having jurisdiction to foreclose such lien may sell the Mortgaged Property in part or as an entirety.

        3.8    Receiver.    If an Actionable Default occurs and is continuing, Mortgagee, to the extent permitted by law, and without regard to the value, adequacy or occupancy of the security for the indebtedness and other sums secured hereby, shall be entitled as a matter of right if it so elects to the appointment of a receiver to enter upon and take possession of the Mortgaged Property and to collect all earnings, revenues and receipts and apply the same as the court may direct, and such receiver may be appointed by any court of competent jurisdiction upon application by Mortgagee. To the extent permitted by law, Mortgagee may have a receiver appointed without notice to Mortgagor or any third party, and Mortgagee may waive any requirement that the receiver post a bond. To the extent permitted by law, Mortgagee shall have the power to designate and select the Person who shall serve as the receiver and to negotiate all terms and conditions under which such receiver shall serve. To the extent permitted by law, any receiver appointed on Mortgagee's behalf may be an Affiliate of Mortgagee. The reasonable expenses, including receiver's fees, reasonable attorneys' fees, costs and agents' compensation, incurred pursuant to the powers herein contained shall be secured by this Mortgage. The right to enter and take possession of and to manage and operate the Mortgaged Property and to collect all earnings, revenues and receipts, whether by a receiver or otherwise, shall be cumulative to any other right or remedy available to Mortgagee under this Mortgage, the Collateral Trust Agreement, any other Secured Debt Document or otherwise available to Mortgagee and may be exercised concurrently therewith or independently thereof, but such rights shall be exercised in a manner which is otherwise in accordance with and consistent with the Collateral Trust Agreement. Mortgagee shall be liable to account only for such earnings, revenues and receipts (including, without limitation, security deposits) actually received by Mortgagee, whether received pursuant to this section or any other provision hereof. Notwithstanding the appointment of any receiver or other custodian, Mortgagee shall be entitled as pledgee to the possession and control of any cash, deposits, or instruments at the time held by, or payable or deliverable under the terms of this Mortgage to, Mortgagee.

        3.9    Suits to Protect the Mortgaged Property.    Mortgagee shall have the power and authority to institute and maintain any suits and proceedings as Mortgagee, in its sole and absolute discretion, may deem advisable (a) to prevent any impairment of the Mortgaged Property by any acts which may be unlawful or in violation of this Mortgage, (b) to preserve or protect its interest in the Mortgaged Property, or (c) to restrain the enforcement of or compliance with any legislation that may be unconstitutional or otherwise invalid, if the enforcement of or compliance with such enactment, rule or order might impair the security hereunder or be prejudicial to Mortgagee's interest.

        3.10    Proofs of Claim.    In the case of any receivership, insolvency, reorganization, arrangement, adjustment, composition or other judicial proceedings affecting Mortgagor, any Affiliate or any guarantor, co-maker or endorser of any of Mortgagor's obligations, its creditors or its property, Mortgagee, to the extent permitted by law, shall be entitled to file such proofs of claim or other documents as it may deem necessary or advisable in order to have its claims allowed in such proceedings for the entire amount due and payable by Borrower under the Secured Debt Documents, at the date of the institution of such proceedings, and for any additional amounts which may become due and payable by Borrower after such date.

        3.11    Borrower to Pay Amounts Secured Hereby on Any Default in Payment; Application of Monies by Mortgagee.

          (a)   In case of a foreclosure sale of all or any part of the Mortgaged Property and of the application of the proceeds of sale to the payment of the sums secured hereby, to the extent permitted by law, Mortgagee shall be entitled to enforce payment from Borrower of any additional amounts then remaining due and unpaid and to recover judgment against Borrower for any portion thereof remaining unpaid, with interest at the interest rate on the Notes.

          (b)   Mortgagor hereby agrees, to the extent permitted by law, that no recovery of any such judgment by Mortgagee or other action by Mortgagee and no attachment or levy of any execution upon any of the Mortgaged Property or any other property shall in any way affect the Lien and security interest of this Mortgage upon the Mortgaged Property or any part thereof or any Lien, rights, powers or remedies of Mortgagee hereunder, but such Lien, rights, powers and remedies shall continue unimpaired as before.

          (c)   Any monies collected or received by Mortgagee under this Section shall be first applied as set forth in the Collateral Trust Agreement.

        3.12    Delay or Omission; No Waiver.    No delay or omission of Mortgagee to exercise any right, power or remedy upon any Actionable Default shall exhaust or impair any such right, power or remedy or shall be construed to waive any such Actionable Default or to constitute acquiescence therein. Every right, power and remedy given to Mortgagee whether contained herein or in the Collateral Trust Agreement or any other Secured Debt Document or otherwise available to Mortgagee may be exercised from time to time and as often as may be deemed expedient by Mortgagee.

        3.13    No Waiver of One Default to Affect Another.    No waiver of any Actionable Default hereunder shall extend to or affect any subsequent or any other Actionable Default then existing, or impair any rights, powers or remedies consequent thereon. If Mortgagee (a) grants forbearance or an extension of time for the payment of any sums secured hereby; (b) takes other or additional security for the payment thereof; (c) waives or does not exercise any right granted in this Mortgage, the Collateral Trust Agreement or any other Secured Debt Document; (d) releases any part of the Mortgaged Property from the lien or security interest of this Mortgage or any other instrument securing the Secured Obligations; (e) consents to the filing of any map, plat or replat of the Real Property or any part thereof; (f) consents to the granting of any easement on the Real Property; or (g) makes or consents to any agreement changing the terms of this Mortgage, the Collateral Trust Agreement, or any other Secured Debt Document subordinating the lien or any charge hereof, no such act or omission shall release, discharge, modify, change or affect the liability under this Mortgage, the Collateral Trust Agreement or any other Secured Debt Document otherwise of Mortgagor, or any subsequent purchaser of the Mortgaged Property or any part thereof or any maker, co-signer, surety or guarantor with respect to any other matters not addressed by such act or omission. No such act or omission shall preclude Mortgagee from exercising any right, power or privilege herein granted or intended to be granted in case of any Actionable Default then existing or of any subsequent Actionable Default, nor, except as otherwise expressly provided in an instrument or instruments executed by Mortgagee, shall the lien or security interest of this Mortgage be altered thereby, except to the extent expressly provided in such acts or omissions. In the event of the sale or transfer by operation of law or otherwise of all or any part of the Mortgaged Property, Mortgagee, without notice to any person, firm or corporation, is hereby authorized and empowered to deal with any such vendee or transferee with reference to the Mortgaged Property or the indebtedness secured hereby, or with reference to any of the terms or conditions hereof, as fully and to the same extent as it might deal with the original parties hereto and without in any way releasing or discharging any of the liabilities or undertakings hereunder, or waiving its right to declare such sale or transfer an Actionable Default as provided herein. Notwithstanding anything to the contrary contained in this Mortgage or any other Security Document, (i) in the case of any non-monetary Actionable Default, Mortgagee may continue to accept payments due hereunder without thereby waiving the existence of such or any other Actionable Default and (ii) in the case of any monetary Actionable Default, Mortgagee may accept partial payments of any sums due hereunder without thereby waiving the existence of such Actionable Default if the partial payment is not sufficient to completely cure such Actionable Default.

        3.14    Discontinuance of Proceedings; Position of Parties Restored.    If Mortgagee shall have proceeded to enforce any right or remedy under this Mortgage by foreclosure, entry of judgment or otherwise and such proceedings shall have been discontinued or abandoned for any reason, or such proceedings shall have resulted in a final determination adverse to Mortgagee, then and in every such case Mortgagor and Mortgagee shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of Mortgagee shall continue as if no such proceedings had occurred or had been taken.

        3.15    Remedies Cumulative.    Subject to the provisions of Section 4.17 hereof, no right, power or remedy, including without limitation remedies with respect to any security for the Secured Obligations, conferred upon or reserved to Mortgagee by this Mortgage or any other Security Document is exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder or under any other Security Document, now or hereafter existing at law, in equity or by statute, and Mortgagee shall be entitled to resort to such rights, powers, remedies or security as Mortgagee shall in its sole and absolute discretion deem advisable.

        3.16    Interest After Actionable Default.    If an Actionable Default shall have occurred and is continuing, all sums outstanding and unpaid under the Secured Debt Documents, including this Mortgage, shall, at Mortgagee's option, subject to the provisions of the Secured Debt Documents, bear interest at the interest rate on the applicable Series of Secured Debt, as provided in the applicable Secured Debt Documents, until such Actionable Default has been cured. Borrower's obligation to pay such interest shall be secured by this Mortgage.

        3.17    Foreclosure; Expenses of Litigation.    If Mortgagee forecloses, reasonable attorneys' fees for services in the supervision of said foreclosure proceeding shall be allowed to the Mortgagee as part of the foreclosure costs. In the event of foreclosure of the lien hereof, there shall be allowed and included as additional indebtedness all expenditures and expenses which may be paid or incurred by or on behalf of Mortgagee for reasonable attorneys' fees, appraisers' fees, outlays for documentary and expert evidence, stenographers' charges, publication costs, and costs (which may be estimated as to items to be expended after foreclosure sale or entry of the decree) of procuring all such abstracts of title, title searches and examinations, title insurance policies and guarantees, and similar data and assurances with respect to title as Mortgagee may deem reasonably necessary either to prosecute such suit or to evidence to a bidder at any sale which may be had pursuant to such decree the true condition of the title to or the value of the Mortgaged Property or any portion thereof. All expenditures and expenses of the nature mentioned in this section and such expenses and fees as may be incurred in the protection of the Mortgaged Property and the maintenance of the lien and security interest of this Mortgage, including the reasonable fees of any attorney employed by Mortgagee in any litigation or proceeding affecting this Mortgage or any other Security Document, the Mortgaged Property or any portion thereof, including, without limitation, civil, probate, appellate and bankruptcy proceedings, or in preparation for the commencement or defense of any proceeding or threatened suit or proceeding, shall be immediately due and payable by Borrower, with interest thereon at the interest rate on the Notes, and shall be secured by this Mortgage. Mortgagee waives its right to any statutory fee in connection with any judicial or nonjudicial foreclosure of the lien hereof and agrees to accept a reasonable fee for such services.

        3.18    Deficiency Judgments.    If after foreclosure of this Mortgage or Mortgagee's sale hereunder, there shall remain any deficiency with respect to any amounts payable under the Secured Debt Documents, including hereunder, or any amounts secured hereby, and Mortgagee shall institute any proceedings to recover such deficiency or deficiencies, all such amounts shall continue to bear interest at the interest rate on the Notes. Mortgagor waives any defense to Mortgagee's recovery against Borrower of any deficiency after any foreclosure sale of the Mortgaged Property. Subject to the Collateral Trust Agreement and the other Secured Debt Documents, to the extent permitted by law, Mortgagor expressly waives any defense or benefits that may be derived from any statute granting Mortgagor any defense to any such recovery by Mortgagee. In addition, Mortgagee shall be entitled to recovery of all of their reasonable costs and expenditures (including without limitation any court imposed costs) in connection with such proceedings, including their reasonable attorneys' fees, appraisal fees and the other costs, fees and expenditures referred to in Section 3.17 above. This provision shall survive any foreclosure or sale of the Mortgaged Property, any portion thereof and/or the extinguishment of the lien hereof.

        3.19    WAIVER OF JURY TRIAL.    MORTGAGEE AND MORTGAGOR EACH WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS MORTGAGE, THE COLLATERAL TRUST AGREEMENT OR ANY OTHER SECURED DEBT DOCUMENT.

        3.20    Exculpation of Mortgagee.    The acceptance by Mortgagee of the assignment contained herein with all of the rights, powers, privileges and authority created hereby shall not, prior to entry upon and taking possession of the Mortgaged Property by Mortgagee, be deemed or construed to make Mortgagee a "mortgagee in possession", nor thereafter or at any time or in any event obligate Mortgagee to appear in or defend any action or proceeding relating to the Mortgaged Property, nor shall Mortgagee, prior to such entry and taking, be liable in any way for any injury or damage to person or property sustained by any person in or about the Mortgaged Property.

        3.21    Personal Liability of Trustee.    It is expressly understood and agreed by and between the parties hereto, anything to the contrary notwithstanding, that each and all of the warranties, indemnities, representations, covenants, undertakings and agreements herein made on the part of Trustee while in form purporting to be the warranties, indemnities, representations, covenants, undertakings and agreements of said Trustee are nevertheless each and every one of them, made and intended not as personal warranties, indemnities, representations, covenants, undertakings and agreements by the Trustee or for the purpose or with the intention of binding said Trustee personally but are made and intended for the purpose of binding only that portion of the trust property specifically described herein, and this instrument is executed and delivered by said Trustee not in its own right, but solely in the exercise of the powers conferred upon it as such Trustee; and that no personal liability or personal responsibility is assumed by nor shall at any time be asserted or enforceable against CHICAGO TITLE LAND TRUST COMPANY, on account of this instrument or on account of any warranty, indemnity, representation, covenant or agreement of the said Trustee in this instrument contained, either expressed or implied, all such personal liability, if any, being expressly waived and released.

ARTICLE 4—GENERAL

        4.1    Discharge.    Mortgagor shall be released from the covenants, agreements and obligations of Mortgagor contained in this Mortgage and all right, title and interest in and to the Mortgaged Property shall revert to Mortgagor when and as set forth in the Collateral Trust Agreement and, in connection therewith, Mortgagee, at the request and the expense of Borrower, shall promptly execute a release of mortgage and such other documents as may be reasonably requested by Mortgagor to evidence the discharge and satisfaction of this Mortgage and the release of Mortgagor from its obligations hereunder.

        4.2    Application of Proceeds Upon the Occurrence and During the Continuation of an Actionable Default.    The proceeds of any sale of, or other realization upon, all or any part of the Mortgaged Property shall be applied in accordance with the applicable provisions of the Collateral Trust Agreement and the other Secured Debt Documents. Borrower shall remain liable for any deficiency.

        4.3    No Waiver.    The exercise of the privileges granted in this Mortgage to perform Mortgagor's obligations under the agreements which constitute the Mortgaged Property shall in no event be considered or constitute a waiver of any right which Mortgagee or any other Secured Party may have at any time, after an Actionable Default shall have occurred and be continuing, to declare the Secured Obligations or any part thereof to be immediately due and payable.

        4.4    Extension, Rearrangement or Renewal of Secured Obligations.    It is expressly agreed that any of the Secured Obligations at any time secured hereby may be from time to time extended for any period, or with the consent of Mortgagor rearranged or renewed, and that any part of the security herein described, or any other security for the Secured Obligations, may be waived or released, without altering, varying or diminishing the force, effect or lien or security interest of this Mortgage; and the lien and security interest granted by this Mortgage shall continue as a prior lien and security interest on all of the Mortgaged Property not expressly so released, until the Secured Obligations are fully paid and this Mortgage is terminated in accordance with the provisions of the Collateral Trust Agreement; and no other security now existing or hereafter taken to secure the payment of the Secured Obligations or any part thereof or the performance of any obligation or liability of Mortgagor whatever shall in any manner impair or affect the security given by this Mortgage; and all security for the payment of the Secured Obligations or any part thereof and the performance of any obligation or liability shall be taken, considered and held as cumulative.

        4.5    Forcible Detainer.    Mortgagor agrees for itself and all persons claiming by, through or under it, that subsequent to foreclosure hereunder in accordance with this Mortgage and applicable law if Mortgagor shall hold possession of the Mortgaged Property or any part thereof, Mortgagor or the persons so holding possession shall be guilty of trespass; and any such persons (including Mortgagor) failing or refusing to surrender possession upon demand shall be guilty of forcible detainer and shall be liable to Mortgagee or any purchaser in foreclosure, as applicable, for reasonable rental on said premises, and shall be subject to eviction and removal in accordance with law.

        4.6    Intentionally Deleted.

        4.7    Notices.    Except where certified or registered mail notice is required by applicable law, any notice to Mortgagor or Mortgagee required or permitted hereunder shall be deemed to be given when given in the manner prescribed in the Collateral Trust Agreement.

        4.8    Severability.    All rights, powers and remedies provided herein may be exercised only to the extent that the exercise thereof does not violate any applicable law, and are intended to be limited to the extent necessary so that they will not render this Mortgage invalid, unenforceable or not entitled to be recorded, registered or filed under any applicable law. In the event any term or provision contained in this Mortgage is in conflict, or may hereafter be held to be in conflict, with the laws of the State or of the United States of America, this Mortgage shall be affected only as to such particular term or provision, and shall in all other respects remain in full force and effect.

        4.9    Application of Payments.    In the event that any part of the Secured Obligations cannot lawfully be secured hereby, or in the event that the lien and security interest hereof cannot be lawfully enforced to pay any part of the Secured Obligations, or in the event that the lien or security interest created by this Mortgage shall be invalid or unenforceable as to any part of the Secured Obligations, then all payments on the Secured Obligations shall be deemed to have been first applied to the complete payment and liquidation of that part of the Secured Obligations which is not secured by this Mortgage and the unsecured portion of the Secured Obligations shall be completely paid and liquidated prior to the payment and liquidation of the remaining secured portion of the Secured Obligations.

        4.10    Governing Law.

        THE CREATION, PERFECTION AND ENFORCEMENT OF THE LIEN OF THIS MORTGAGE SHALL BE GOVERNED BY THE LAW OF THE STATE OF ILLINOIS. SUBJECT TO THE FOREGOING, IN ALL OTHER RESPECTS, THIS MORTGAGE SHALL BE GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK.

        4.11    Entire Agreement.    This Mortgage, the Collateral Trust Agreement and the other Secured Debt Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties.

        4.12    Amendments.    This Mortgage may be amended, supplemented, amended and restated or otherwise modified only by an instrument in writing signed by Mortgagor and Mortgagee.

        4.13    Successors and Assigns.    All terms of this Mortgage shall run with the land and bind each of Mortgagor and Mortgagee and their respective successors and assigns, and all persons claiming under or through Mortgagor or Mortgagee, as the case may be, or any such successor or assign, and shall inure to the benefit of Mortgagee and Mortgagor, and their respective successors and assigns.

        4.14    Renewal, Etc.    Mortgagee may at any time and from time to time renew or extend this Mortgage, or alter or modify the same in any way, or waive any of the terms, covenants or conditions hereof in whole or in part and may release any portion of the Mortgaged Property or any other security, and grant such extensions and indulgences in relation to the Secured Obligations as Mortgagee may determine, without the consent of any junior lienor or encumbrancer and without any obligation to give notice of any kind thereto and without in any manner affecting the priority of the lien and security interest hereof on any part of the Mortgaged Property; provided that nothing in this Section 4.14 shall grant Mortgagee the right to alter or modify the Mortgage without the consent of the Mortgagor unless otherwise specifically permitted in this Mortgage.

        4.15    Future Advances.    This Mortgage is executed and delivered to secure, among other things, Borrower's guaranty of future advances under the Secured Debt Documents. It is understood and agreed that this Mortgage secures Borrower's guaranty of present and future advances made pursuant to the Secured Debt Documents and that the lien of such future advances shall relate to the date of this Mortgage.

        4.16    Liability.    Notwithstanding any provision in this Mortgage to the contrary, recourse against the Mortgagor under this Mortgage shall be limited to the extent provided in the Collateral Trust Agreement and the other Secured Debt Documents.

        4.17    Severability and Compliance With Usury Law.    The Secured Debt Documents are intended to be performed in accordance with, and only to the extent permitted by law. If any provision of any of the Secured Debt Documents or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, neither the remainder of the instrument in which such provision is contained, nor the application of such provision to other persons or circumstances, nor the other instruments referred to hereinabove, shall be affected thereby, but rather shall be enforceable to the greatest extent permitted by law. It is expressly stipulated and agreed to be the intent of Mortgagor and Mortgagee at all times to comply with the applicable State law governing the maximum rate or amount of interest payable on or in connection with the Secured Obligations (or applicable United States federal law to the extent that it permits Mortgagee to contract for, charge, take, reserve or receive a greater amount of interest than under State law). If the applicable law is ever judicially interpreted so as to render usurious any amount called for under the Secured Debt Documents, or contracted for, charged, taken, reserved or received with respect to the extensions of credit evidenced by the Secured Debt Documents or if acceleration of the maturity of the Secured Obligations or if any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by law, then it is Borrower's and Mortgagee's express intent that all excess amounts theretofore collected by Mortgagee be credited on the principal balance due under the Secured Debt Documents (or, if the Secured Debt Documents have been or would thereby be paid in full, refunded to Borrower), and the provisions of the Secured Debt Documents immediately be deemed reformed and the amounts thereafter collectible thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder. The right to accelerate maturity of the

Secured Obligations does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Mortgagee does not intend to collect any unearned interest in the event of acceleration. All sums paid or agreed to be paid to Mortgagee for the use, forbearance or detention of the Secured Obligations shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of the Secured Obligations until payment in full so that the rate or amount of interest on account of the Secured Obligations does not exceed the applicable usury ceiling.

        4.18    Survival of Provisions.    All agreements, representations and warranties made herein shall survive the execution and delivery of this Mortgage and the other Secured Debt Documents, and shall survive the making of the loans, the issuance of the Notes and the extensions of credit provided for under the Secured Debt Documents. Notwithstanding anything in this Mortgage or implied by law to the contrary, the agreements, representations and warranties of Mortgagor set forth herein shall terminate only upon the satisfaction of all requirements and obligations under the Secured Debt Documents. The provisions regarding the payment of expenses and indemnification obligations, including, without limitation, Sections 2.6, 2.8.3, 2.16.1, 3.5.2 and 3.17 hereof, shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby and by the Secured Debt Documents, the repayment of the loans, the Notes and the extensions of credit provided for under the Secured Debt Documents, the expiration or termination of the Commitments, the expiration or termination of each of the Interest Rate Hedging Transactions to which any Secured Party is a party, or the termination of this Mortgage or any provision hereof.

        4.19    Release of Collateral.

          (a)   Notwithstanding any provision herein to the contrary, the Mortgaged Property or any part thereof shall be released from the security interest created by this Mortgage at any time or from time to time upon the request of the Mortgagor; provided that the requirements of the Collateral Trust Agreement have been satisfied. Upon satisfaction of such requirements, a Responsible Officer of the Mortgagee shall promptly execute, deliver and acknowledge any necessary or proper instruments of termination, satisfaction or release to evidence the release of any Mortgaged Property permitted to be released pursuant to this Mortgage in each case as required by, and in accordance with, the Collateral Trust Agreement.

          (b)   The Mortgagee may release Mortgaged Property or any part thereof from the security interest created hereunder upon the sale or disposition of such Mortgaged Property pursuant to the Mortgagee's powers, rights and duties with respect to remedies provided herein and in accordance with the Collateral Trust Agreement.

        4.20    Collateral Trust Agreement Controls.    In the event of any conflict between any terms and provisions set forth in this Mortgage and those set forth in the Collateral Trust Agreement, the terms and provisions of the Collateral Trust Agreement shall supersede and control the terms and provisions of this Mortgage.

        4.21    Time of the Essence.    Mortgagor acknowledges that time is of the essence in performing all of Mortgagor's obligations set forth herein.

        4.22    Headings Descriptive.    Article and Section headings have been inserted in this Mortgage as a matter of convenience for reference only and it is agreed that such article and section headings are not a part of this Mortgage and shall not be used in the interpretation of any provision of this Mortgage.

        4.23    Third Party Rights.    Nothing in this Mortgage, expressed or implied, is intended or shall be construed to confer upon, or give to any Person, other than Mortgagor, Mortgagee and the Secured Parties, any security, rights, remedies or claims, legal or equitable, under or by reason hereof, or any covenant or condition hereof; and this Mortgage and the covenants and agreements herein contained are and shall be held to be for the sole and exclusive benefit of Mortgagor, Mortgagee and the Secured Parties.

        4.24    Certain Definitions.    The words "include," "including" and words of similar import shall be interpreted as if followed by the words "without limitation" except where the context otherwise indicates.

        4.25    Counterpart Execution.    This Mortgage may be executed by the parties hereto in any number of counterparts (and be each of the parties hereof on separate counterparts), each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

        IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the day and year first above written.

MIDWEST GENERATION, LLC, a Delaware limited liability company
By:	/s/ JOHN P. FINNERAN, JR. Name: John P. Finneran, Jr. Title: Vice President
CHICAGO TITLE LAND TRUST COMPANY, an Illinois corporation, as Trustee Under Trust No.
By:	/s/ CAROLYN PAMPENELLA Name: Carolyn Pampenella Title: Assistant Vice President

THE STATE OF	§
§
COUNTY OF	§

I            , do hereby certify that on the            day of April, 2004,             and            , personally appeared before me and first being duly sworn by me severally acknowledged that they signed the foregoing document in the respective capacities therein set forth and declared that the statements therein contained are true. In Witness Whereof, I have hereunto set my hand and seal the day and year before written.

Notary Public, State of My Commission Expires:

State of Illinois
County of	SS.

I, the undersigned, a Notary Public in and for the County and State aforesaid, do hereby certify that the above named Assistant Vice President of CHICAGO TITLE LAND TRUST COMPANY, personally known to me to be the same persons whose name is subscribed to the foregoing instrument as such Assistant Vice President appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of the Company; and the said Assistant Vice President then and there caused the corporate seal of said Company to be affixed to said instrument as his/her own free and voluntary act and as the free and voluntary act of the Company.

Given under my hand and Notarial Seal this            day of                        , 2004 .

NOTARY PUBLIC

EXHIBIT A

DESCRIPTION OF SITE

PARCEL 1:

        THAT PART OF THE WEST 1/2 OF SECTION 2, WESTERLY OF THE WESTERLY TOP VERTICAL FACE OF THE MAIN CHANNEL OF THE SANITARY DISTRICT OF CHICAGO AS SAID FACE EXISTED ON SEPTEMBER 20, 1937 AND OF SECTION 3 EAST AND WEST OF THE DES PLAINES RIVER, IN TOWNSHIP 36 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN DESCRIBED AS FOLLOWS: BEGINNING AT THE NORTHWEST CORNER OF SAID SECTION 2, WHICH IS ALSO THE NORTHEAST CORNER OF SAID SECTION 3, EAST OF THE RIVER AND RUNNING THENCE SOUTHWARD ALONG THE WEST LINE OF SAID SECTION 2, A DISTANCE OF 1361.19 FEET TO THE NORTHWEST CORNER OF GOVERNMENT LOT 1 OF THE NORTHWEST 1/4 OF SAID SECTION 2; THENCE WESTWARD ALONG A LINE PARALLEL TO THE NORTH LINE OF THE SOUTH 1/2 OF SAID SECTION 3, EAST OF SAID RIVER (WHICH PARALLEL LINE IS SOMETIMES KNOWN AS THE NORTH LINE OF THE SOUTH 1/2 OF THE NORTHEAST 1/4 OF SAID SECTION 3, EAST OF SAID RIVER), A DISTANCE OF 510 FEET, MORE OR LESS, TO THE CENTER THREAD OF SAID DES PLAINES RIVER; THENCE SOUTHWARDLY ALONG SAID CENTER THREAD OF SAID RIVER A DISTANCE OF 1570 FEET MORE OR LESS TO THE NORTH LINE OF THE SOUTH 1/2 OF SAID SECTION 3, WEST OF THE RIVER; THENCE WESTWARD ALONG SAID NORTH LINE OF THE SOUTH 1/2 OF SAID SECTION 3 WEST OF SAID RIVER, A DISTANCE OF 1170 FEET MORE OR LESS, TO THE EAST LINE OF THE RIGHT OF WAY OF THE PUBLIC SERVICE COMPANY OF NORTHERN ILLINOIS (WHICH EAST RIGHT OF WAY LINE IS THE EAST LINE OF THE WEST 600 FEET OF THE EAST 1/2 OF SAID SECTION 3, WEST OF SAID RIVER); THENCE SOUTHWARD ALONG SAID EAST RIGHT OF WAY LINE A DISTANCE OF 1890.19 FEET TO THE SOUTH LINE OF THE NORTH 1/2 OF SAID SOUTH 1/2 OF SECTION 3 WEST OF SAID RIVER; THENCE EASTWARD ALONG SAID SOUTH LINE OF SAID NORTH 1/2 OF THE SOUTH 1/2 OF SECTION 3, WEST OF SAID RIVER AND ALONG AN EASTWARD EXTENSION OF SAID SOUTH LINE A DISTANCE OF 2688.55 FEET TO AN INTERSECTION WITH THE WESTERLY TOP VERTICAL FACE OF SAID MAIN CHANNEL SAID INTERSECTION BEING 46.65 FEET SOUTHERLY (MEASURED ALONG SAID WESTERLY TOP VERTICAL FACE) FROM THE POINT OF INTERSECTION OF SAID WESTERLY TOP VERTICAL FACE WITH THE SOUTH LINE OF THE NORTH 1/2 OF THE SOUTHWEST 1/4 OF SAID SECTION 2; THENCE NORTHWARDLY ALONG SAID WESTERLY TOP VERTICAL FACE A DISTANCE OF 4081.54 FEET TO THE NORTH LINE OF THE NORTHWEST 1/4 OF SAID SECTION 2 AND THENCE WESTWARD ALONG SAID NORTH LINE OF SAID NORTHWEST 1/4 A DISTANCE OF 1523.17 FEET TO THE PLACE OF BEGINNING (EXCEPTING THEREFROM THAT PART CONVEYED TO THE VILLAGE OF ROMEOVILLE BY QUIT CLAIM DEED RECORDED JUNE 13, 1996 AS DOCUMENT NO. R96-52181) ALSO (EXCEPTING THEREFROM THAT PART DESCRIBED AS FOLLOWS: THAT PART OF THE WEST 1/2 OF SECTION 2 IN TOWNSHIP 36 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN DESCRIBED AS FOLLOWS: COMMENCING AT THE SOUTHWEST CORNER OF THE NORTHWEST 1/4 OF SAID SECTION 2; THENCE NORTH 01 DEGREES 32 MINUTES 18 SECONDS WEST ALONG THE WEST LINE OF SAID NORTHWEST 1/4, A DISTANCE OF 835.90 FEET; THENCE NORTH 88 DEGREES 27 MINUTES 42 SECONDS EAST PERPENDICULAR TO THE LAST DESCRIBED LINE 233.92 FEET FOR THE PLACE OF BEGINNING; THENCE EASTERLY ALONG A NONTANGENTIAL CURVE CONCAVE TO THE SOUTH, HAVING A RADIUS OF 403.61 FEET, HAVING A CHORD BEARING OF SOUTH 89 DEGREES 37 MINUTES 10 SECONDS EAST 351.51 FEET; THENCE SOUTH 04 DEGREES 35 MINUTES 24 SECONDS WEST 526.78 FEET; THENCE SOUTH 85 DEGREES 24 MINUTES 36 SECONDS EAST PERPENDICULAR TO THE LAST DESCRIBED LINE 4.60 FEET; THENCE SOUTH 04 DEGREES 35 MINUTES 24 SECONDS WEST PERPENDICULAR TO THE LAST DESCRIBED LINE 255.46 FEET; THENCE SOUTH 75

DEGREES 18 MINUTES 03 SECONDS EAST 8.98 FEET; THENCE SOUTH 04 DEGREES 35 MINUTES 24 SECONDS WEST 83.52 FEET; THENCE NORTH 85 DEGREES 24 MINUTES 36 SECONDS WEST PERPENDICULAR TO THE LAST DESCRIBED LINE 31.11 FEET; THENCE SOUTH 04 DEGREES 35 MINUTES 24 SECONDS WEST PERPENDICULAR TO THE LAST DESCRIBED LINE 185.38 FEET; THENCE NORTH 85 DEGREES 24 MINUTES 36 SECONDS WEST PERPENDICULAR TO THE LAST DESCRIBED LINE 321.92 FEET; THENCE NORTH 04 DEGREES 35 MINUTES 24 SECONDS EAST PERPENDICULAR TO THE LAST DESCRIBED LINE 1027.72 FEET TO THE PLACE OF BEGINNING);

PARCEL 2:

        THE SOUTH 270 FEET OF THAT PART OF THE SOUTH 1/2 OF THE NORTHEAST 1/4 OF SECTION 3, TOWNSHIP 36 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, LYING WEST OF THE CENTER THREAD OF THE DES PLAINES RIVER, EXCEPT THE WEST 600 FEET THEREOF;

PARCEL 3:

        THAT PART OF THE SOUTH 1/2 OF THE SOUTH 1/2 OF SECTION 3, DESCRIBED AS FOLLOWS: BEGINNING AT THE POINT OF INTERSECTION OF THE NORTH LINE OF SAID SOUTH 1/2 OF SOUTH 1/2 WITH A LINE 600 FEET EAST OF AND PARALLEL TO THE NORTH AND SOUTH CENTER LINE OF SAID SECTION 3; AND RUNNING THENCE SOUTH ALONG THE ABOVE MENTIONED PARALLEL LINE A DISTANCE OF 300 FEET; THENCE NORTHEASTERLY A DISTANCE OF 500.21 FEET TO A POINT ON SAID NORTH LINE OF SOUTH 1/2 OF SOUTH 1/2 WHICH IS 1000 FEET EAST OF SAID NORTH AND SOUTH CENTER LINE OF SECTION 3; AND THENCE WEST ALONG SAID NORTH LINE OF SOUTH 1/2 OF SOUTH 1/2 A DISTANCE OF 400 FEET TO THE PLACE OF BEGINNING, ALL IN TOWNSHIP 36 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN;

PARCEL 4:

        THE EAST 10 RODS OF THE NORTHEAST 1/4 OF THE NORTHEAST 1/4 OF SECTION 3, TOWNSHIP 36 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, (EXCEPT THE NORTH 175 FEET OF THE WEST 150 FEET THEREOF AND FURTHER EXCEPTING THEREFROM THE FEE SIMPLE TITLE THEREOF TO THAT PART THEREOF VESTED IN THE VILLAGE OF ROMEOVILLE BY ORDER ENTERED JANUARY 10, 1997 CASE NO. 96ED12157 (PARCEL 19), ALL IN WILL COUNTY, ILLINOIS.

PARCEL 5:

        RIGHT AND LICENSE TO USE RAILROAD TRACKS FOR THE BENEFIT OF PARCELS 1 THROUGH 4 AS SET FORTH IN RAIL TRACK RIGHT OF WAY AGREEMENT MADE BY AND BETWEEN COMMONWEALTH EDISON COMPANY AND MATERIAL SERVICE CORPORATION REGARDING CERTAIN TRACKS AS SET FORTH THEREIN IN SECTIONS 3, 10, 15, 22, 27, 28 AND 33, TOWNSHIP 36 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN.

PARCEL 6:

        EASEMENT FOR THE BENEFIT OF PARCEL(S) 1, 2, 3 AND 4 AS CREATED BY FACILITIES, INTERCONNECTION AND EASEMENT AGREEMENT DATED DECEMBER 15, 1999 AND RECORDED DECEMBER 22, 1999 AS DOCUMENT NUMBER R99-155825 MADE BY AND BETWEEN MIDWEST GENERATION, LLC, A DELAWARE LIMITED LIABILITY COMPANY AND COMMONWEALTH EDISON COMPANY, AN ILLINOIS CORPORATION FOR THE WILL GENERATING STATION WHICH CREATES RECIPROCAL NON-EXCLUSIVE PERPETUAL AND TEMPORARY EASEMENTS OVER THEIR RESPECTIVE PARCELS FOR

THE LOCATION, USE, MAINTENANCE AND REPAIR OF THOSE FACILITIES AND EQUIPMENT THAT ARE USED IN CONNECTION WITH THE OPERATIONS OF BOTH MIDWEST GENERATION, LLC, A DELAWARE LIMITED LIABILITY COMPANY AND COMMONWEALTH EDISON COMPANY OVER AND UPON THE LAND DESCRIBED IN EXHIBIT IX OF THE AFORESAID DOCUMENT.

EXHIBIT B

PERMITTED ENCUMBRANCES

NOTWITHSTANDING THE PROVISIONS OF THE CONDITIONS OF THIS POLICY, ALL ENDORSEMENTS, IF ANY, ATTACHED HERETO ARE VALID DESPITE THE LACK OF SIGNATURE BY EITHER THE PRESIDENT, A VICE PRESIDENT, THE SECRETARY, AN ASSISTANT SECRETARY, OR VALIDATING OFFICER OR AUTHORIZED SIGNATORY OF THE COMPANY.

THIS POLICY DOES NOT INSURE AGAINST LOSS OR DAMAGE SUSTAINED BY THE INSURED BY REASON OF THE FOLLOWING:

B.	1.	TAXES FOR THE YEARS 2003 AND 2004, NOT YET DUE OR PAYABLE.
		PERMANENT INDEX NUMBER: 04-02-100-030-0010. (AFFECTS PART OF PARCEL 1)
		PERMANENT INDEX NUMBER: 04-02-100-030-0020. (AFFECTS PART OF PARCEL 1)
		PERMANENT INDEX NUMBER: 04-03-200-016-0000. (AFFECTS PARCEL 2)
		PERMANENT INDEX NUMBER: 04-02-300-007-0000. (AFFECTS PARCEL 3)
		PERMANENT INDEX NUMBER: 04-02-200-013-0000. (AFFECTS PARCEL 4)
H.	2.	RIGHTS OF WAY FOR DRAINAGE TILES, DITCHES, FEEDERS AND LATERALS, IF ANY.
I.	3.
		RIGHTS OF THE PUBLIC, THE STATE OF ILLINOIS AND THE MUNICIPALITY IN AND TO THAT PART OF THE LAND, IF ANY, TAKEN OR USED FOR ROAD PURPOSES. TOGETHER WITH UTILITY RIGHTS THERE INCLUDING THAT PART DEDICATED BY DOCUMENT 707159 FOR 135TH STREET (ROMEO ROAD) AS DEPICTED ON SURVEY DATED MARCH 22, 2004 BY V3 CONSULTANTS.
J.	4.
		RIGHTS OF THE UNITED STATES OF AMERICAN, THE STATE OF ILLINOIS, THE MUNICIPALITY AND THE PUBLIC IN AND TO THAT PART OF THE LAND LYING WITHIN THE BED OF THE DES PLAINES RIVER; AND THE RIGHTS OF OTHER OWNERS OF LAND BORDERING ON THE RIVER IN RESPECT TO THE WATER OF SAID RIVER. (AFFECTS PARCELS 1, 2 AND 4)
K.	5.
		NON-EXCLUSIVE EASEMENT RESERVED IN THE DEED MADE BY MATERIAL SERVICE CORPORATION, A CORPORATION OF ILLINOIS, TO CHICAGO TITLE AND TRUST COMPANY, A CORPORATION OF ILLINOIS AS TRUSTEE UNDER TRUST AGREEMENT DATED MAY 2, 1950 AND KNOWN AS TRUST NUMBER 34455 DATED JUNE 21, 1950 AND RECORDED JUNE 23, 1950 IN BOOK 1302 PAGE 213 AS DOCUMENT NO. 675191, OVER, UPON AND ACROSS THAT PART OF THE LAND FALLING IN THE PREMISES DESCRIBED AS FOLLOWS: THAT PART OF THE SOUTH 1/2 OF SECTION 3, EAST AND WEST OF THE DES PLAINES RIVER, TOWNSHIP 36 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT THE INTERSECTION OF THE SOUTH LINE OF THE NORTH 1/2 OF THE SOUTH 1/2 OF SAID SECTION 3 WEST OF SAID RIVER WITH THE EAST LINE OF THE HIGHWAY (100 FEET IN WIDTH) KNOWN AS U.S. ALTERNATE ROUTE NO. 66; THENCE EASTWARD ALONG SAID SOUTH LINE OF SAID NORTH 1/2 OF THE SOUTH 1/2 OF SECTION 3, WEST OF SAID RIVER AND ALONG AN EASTWARD EXTENSION OF SAID SOUTH SECTION 3, WEST OF SAID RIVER AND ALONG AN EASTWARD EXTENSION OF SAID SOUTH LINE A DISTANCE OF 3,442.08 FEET, MORE OR LESS, TO A POINT WHICH IS 350 FEET EAST OF THE CENTER THREAD OF SAID RIVER, THENCE NORTHWARD PERPENDICULAR TO SAID EASTWARD EXTENSION OF THE SOUTH LINE OF THE NORTH 1/2 OF THE SOUTH 1/2 OF SECTION 3, A DISTANCE OF 30 FEET; THENCE WESTWARD ALONG A LINE 30 FEET NORTH OF AND PARALLEL TO SAID SOUTH LINE OF THE NORTH 1/2 OF THE SOUTH 1/2 OF SECTION 3 AND ITS EASTWARD EXTENSION TO THE EAST LINE OF SAID U.S. ALTERNATE ROUTE NO. 66; THENCE SOUTH TO THE POINT OF BEGINNING, WHICH EASEMENT SHALL BE A PERPETUAL EASEMENT OF PASSAGE, INGRESS AND EGRESS, AND RIGHT OF WAY OVER, UPON AND ACROSS THE ABOVE DESCRIBED 30 FOOT STRIP OF LAND, FOR USE IN COMMON WITH GRANTEE, ITS SUCCESSORS AND ASSIGNS, AND TERMS AND PROVISIONS CONTAINED IN SAID RESERVATION.
		(APPROXIMATE LOCATION: AFFECTS THE SOUTH 30 FEET OF A PORTION OF PARCEL 1 AND OTHER PROPERTY NOT NOW IN QUESTION)
L	6.
		RESERVATION, CONDITIONS AND RESTRICTIONS CONTAINED IN AND IMPOSED BY QUIT CLAIM DEED DATED MAY 19, 1938 AND RECORDED MAY 25, 1938 AS DOCUMENT NO. 508718 FROM THE SANITARY DISTRICT OF CHICAGO, A MUNICIPAL CORPORATION TO CLARENCE R. SERB, AS MODIFIED AND CHANGED BY AGREEMENT DATED APRIL 27, 1950 AND RECORDED JUNE 7, 1950 AS DOCUMENT NO. 674345, WHEREIN IT IS RECITED THAT CERTAIN PREMISES WERE CONVEYED BY DOCUMENT 508718 AND DOCUMENT 537868 AND THAT MATERIAL SERVICE CORPORATION OWNS THAT PART OF THE NORTH 1/2 OF THE SOUTH 1/2 OF SECTION 3, TOWNSHIP 36 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN DESCRIBED AS FOLLOWS: BEGINNING AT THE POINT OF INTERSECTION OF THE NORTH LINE OF THE SOUTH 1/2 OF SECTION 3, WEST OF THE DES PLAINES RIVER AND THE CENTER THREAD OF THE SAID DES PLAINES RIVER, RUNNING THENCE WESTWARD ALONG THE SAID NORTH LINE OF THE SOUTH 1/2 OF SAID SECTION 3, WEST OF SAID RIVER, A DISTANCE OF 1170 FEET MORE OR LESS TO THE EAST LINE OF THE RIGHT OF WAY (150 FEET IN WIDTH) OF THE PUBLIC SERVICE COMPANY OF NORTHERN ILLINOIS) (WHICH EAST RIGHT OF WAY LINE IS THE EAST LINE OF THE WEST 600 FEET OF THE EAST 1/2 OF SAID SECTION 3, WEST OF SAID RIVER); THENCE SOUTHWARD ALONG SAID RIGHT OF WAY LINE, A DISTANCE OF 1320.19 FEET TO THE SOUTH LINE OF THE NORTH 1/2 OF SAID SOUTH 1/2 OF SECTION 3, WEST OF THE SAID RIVER; THENCE EASTWARD ALONG SAID SOUTH LINE OF SAID NORTH 1/2 OF THE SOUTH 1/2 OF SECTION 3, WEST OF SAID RIVER, A DISTANCE OF 1125 FEET MORE OR LESS TO THE CENTER THREAD OF SAID DES PLAINES RIVER; THENCE NORTHWARD ALONG SAID CENTER THREAD OF SAID RIVER TO THE POINT OF BEGINNING, IN WILL COUNTY, ILLINOIS, IN FEE WHICH RESERVATIONS ARE AS FOLLOWS:

		THE GRANTOR RESERVES TO ITSELF OR TO ANY GOVERNMENTAL AGENCY UNDERTAKING THE WORK, A PERPETUAL EASEMENT EXTENDING OVER AND ACROSS THAT PART OF THE ABOVE DESCRIBED LAND IN SAID SECTIONS 2 AND 3 LYING WEST OF LINES DESCRIBED AS FOLLOWS: BEGINNING AT A POINT IN THE NORTH LINE OF SAID SECTION 2, 163.1 FEET EAST OF THE NORTHWEST CORNER THEREOF; THENCE SOUTHWESTERLY IN A STRAIGHT LINE TO A POINT IN THE NORTH LINE OF THE SOUTHEAST 1/4 OF SAID SECTION 3, EAST OF THE RIVER, WHICH IS 650 FEET WEST OF THE EAST LINE OF SAID SOUTHEAST 1/4 OF SECTION 3, EAST OF SAID RIVER, MEASURED AT RIGHT ANGLES; THENCE SOUTHWARD ALONG A LINE PARALLEL TO THE EAST LINE OF SAID SOUTHEAST 1/4 OF SECTION 3, EAST OF SAID RIVER, TO THE SOUTH LINE THEREOF, FOR THE PURPOSE OF CONSTRUCTING AND MAINTAINING THEREON A DEEPENED, WIDENED, STRAIGHTENED OR OTHERWISE CHANGED DES PLAINES RIVER.

		THE GRANTOR RESERVES TO ITSELF OR TO ANY GOVERNMENTAL AGENCY THE RIGHT TO DISPOSE OF THE INITIAL EXCAVATION FROM THE CONSTRUCTION, DEEPENING, WIDENING, STRAIGHTENING, OR OTHERWISE CHANGING SAID DES PLAINES RIVER ON THE WESTERLY 100 FEET OF THE LAND HEREIN CONVEYED LYING EAST OF AND ADJACENT TO THE EASTERLY LINE OF THE ABOVE DESCRIBED PERPETUAL EASEMENT IN A MANNER AS NOT TO INTERFERE WITH ANY PERMANENT STRUCTURE OF THE GRANTEE.

		THE GRANTOR, RESERVES TO ITSELF OR TO ANY GOVERNMENTAL AGENCY THE RIGHT TO OCCUPY THE WESTERLY 100 FEET OF THE LAND HEREIN CONVEYED LYING EAST OF AND ADJACENT TO THE EASTERLY LINE OF THE ABOVE DESCRIBED PERPETUAL EASEMENT DURING THE CONSTRUCTION, DEEPENING AND WIDENING STRAIGHTENING OR OTHERWISE CHANGING THE SAID DES PLAINES RIVER, PROVIDED THAT SUCH LAND SHALL BE OCCUPIED IN A MANNER SO AS TO CAUSE THE LEAST INTERFERENCE AND HARDSHIP WITH ANY THEN EXISTING OR INTENDED USE OF SAID LAND.
		(AFFECTS A PORTION OF PARCELS 1 AND 4)
M	7.
		NON-EXCLUSIVE EASEMENT CREATED BY AGREEMENT BETWEEN THE SANITARY DISTRICT OF CHICAGO, A MUNICIPAL CORPORATION AND MATERIAL SERVICE CORPORATION, A CORPORATION OF ILLINOIS, DATED APRIL 27, 1950 AND RECORDED JUNE 7, 1950 AS DOCUMENT NO. 674345, WHEREBY, MATERIAL SERVICE CORPORATION, HEREBY GRANTS TO THE SANITARY DISTRICT, OR TO ANY OTHER GOVERNMENTAL AGENCY UNDERTAKING THE WORK, A PERPETUAL EASEMENT EXTENDING OVER, AND ACROSS THE FOLLOWING DESCRIBED PORTION OF THE LAND OWNED BY MATERIAL SERVICE CORPORATION, LYING WEST OF THE DES PLAINES RIVER: THAT PART OF THE NORTH 1/2 OF THE SOUTH 1/2 OF SECTION 3, TOWNSHIP 36 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, WEST OF THE DES PLAINES RIVER, LYING EAST OF A LINE DESCRIBED AS FOLLOWS: BEGINNING AT A POINT IN THE NORTH LINE OF SAID SOUTH 1/2 OF SECTION 3, WEST OF SAID RIVER, WHICH IS 1314 FEET EAST OF THE CENTER OF SAID SECTION 3; THENCE SOUTHWARD TO A POINT IN THE SOUTH LINE OF SAID NORTH 1/2 OF THE SOUTH 1/2 OF SECTION 3, WEST OF SAID RIVER, WHICH IS 1305 FEET EAST OF THE NORTH AND SOUTH CENTER LINE OF SAID SECTION 3, WEST OF SAID RIVER, FOR THE PURPOSE OF CONSTRUCTING AND MAINTAINING THEREON A DEEPENED, WIDENED, STRAIGHTENED OR OTHERWISE CHANGED DES PLAINES RIVER, ALSO THE RIGHT TO DISPOSE OF THE INITIAL EXCAVATION FROM THE CONSTRUCTION, DEEPENING, WIDENING, STRAIGHTENING OR OTHERWISE CHANGING SAID DES PLAINES RIVER ON THE EAST 100 FEET OF THE LAND OF THE MATERIAL SERVICE CORPORATION LYING WEST OF AND ADJACENT TO THE ABOVE DESCRIBED PERPETUAL EASEMENT FROM THE MATERIAL SERVICE CORPORATION, IN SUCH MANNER AND SUCH LOCATION AS WILL NOT UNNECESSARILY OR UNREASONABLY INTERFERE WITH ITS USE, ALSO THE RIGHT TO OCCUPY THE EAST 100 FEET OF THE OF THE MATERIAL SERVICE CORPORATION, LYING WEST OF AND ADJACENT TO THE ABOVE DESCRIBED PERPETUAL EASEMENT FROM THE MATERIAL SERVICE CORPORATION DURING THE CONSTRUCTION, DEEPENING WIDENING, STRAIGHTENING, OR OTHERWISE CHANGING THE DES PLAINES RIVER, PROVIDED THAT SUCH LAND SHALL BE OCCUPIED IN A MANNER SO AS TO CAUSE THE LEAST INTERFERENCE AND HARDSHIP WITH ANY THEN EXISTING OR INTENDED USE OF SAID LAND, ALSO THE RIGHT TO DIVERT AT ANY AND ALL TIMES, AT SUCH PLACE, OR PLACES AS THE SANITARY DISTRICT, ITS SUCCESSORS OR ASSIGNS, MAY SELECT, ABOVE AND UPSTREAM OF THE HEREINABOVE DESCRIBED LAND OF THE MATERIAL SERVICE CORPORATION, ANY OR ALL OF THE FLOW OF THE WATERS OF THE DES PLAINES RIVER IN EXCESS OF 10 CUBIC FEET PER SECOND.
		(AFFECTS A PORTION OF PARCELS 1 AND 2 AND OTHER PROPERTY NOT NOW IN QUESTION)
N	8.
		UNRECORDED LICENSE AGREEMENT BY AND BETWEEN COMMONWEALTH EDISON COMPANY (LICENSOR) AND CHICAGO FLY ASH COMPANY (LICENSEE) FOR THE OPERATION AND USE BY CHICAGO FLY ASH COMPANY OF A PLANT TO STORE AND LOAD BY-PRODUCTS PRODUCED BY THE EDISON STATION AS DISCLOSED BY AN UNRECORDED INSTRUMENT DATED DECEMBER 28, 1971 ENTITLED 1972 DISPOSAL AGREEMENT.
		(AFFECTS THAT PART OF PARCEL 1 FALLING IN SECTION 2)
0	9.
		NON EXCLUSIVE PERPETUAL EASEMENT FOR ROADWAY PURPOSES AS DISCLOSED BY UNRECORDED INSTRUMENT DATED NOVEMBER 9, 1959 BY AND BETWEEN COMMONWEALTH EDISON AND MATERIAL SERVICE CORPORATION. WHEREBY EDISON GRANTS TO MATERIAL SERVICE PASSAGE OVER AND ALONG THE ROADWAY DESCRIBED AS FOLLOWS: BEGINNING AT A POINT ON THE EASTERLY EXTENSION OF THE SOUTH LINE OF THE NORTH 1/2 OF THE SOUTH 1/2 OF SECTION 3, WEST OF THE DESPLAINES RIVER, WHICH IS 350 FEET EAST OF THE CENTER THREAD OF SAID RIVER; THENCE CONTINUING EASTERLY ALONG THE SAID SOUTH LINE EXTENDED A DISTANCE OF 130 FEET; THENCE NORTHWARD PERPENDICULAR TO SAID EAST EXTENSION OF THE SOUTH LINE OF THE NORTH 1/2 OF THE SOUTH 1/2 OF SECTION 3 A DISTANCE OF 50 FEET; THENCE WESTWARDLY ALONG A LINE 50 FEET NORTH OF AND PARALLEL TO SAID SOUTH LINE A DISTANCE OF 130 FEET MORE OR LESS TO A POINT APPROXIMATELY 350 FEET EAST OF THE CENTER THREAD OF THE DESPLAINES RIVER; THENCE WESTWARDLY TO A POINT 274 FEET EAST OF THE CENTER THREAD OF THE DESPLAINES RIVER AND 55 FEET NORTH OF THE EASTWARD EXTENSION OF SAID SOUTH LINE OF THE NORTH 1/2 OF THE SOUTH 1/2 OF SECTION 3; THENCE SOUTHWARDLY 25 FEET TO THE NORTH LINE OF THAT PORTION OF THE PROPERTY NOTED ON PAGES 1 AND 2 OF SAID INSTRUMENT; THENCE EASTERLY ALONG SAID NORTH LINE TO A POINT 350 FEET EAST OF THE CENTER THREAD OF THE DESPLAINES RIVER; THENCE SOUTHWARDLY 30 FEET TO THE POINT OF BEGINNING.

		LEGAL DESCRIPTION NOTED ON PAGES 1 AND 2 OF SAID INSTRUMENT DESCRIBED AS FOLLOWS: THAT PART OF THE SOUTH 1/2 OF SECTION 3 EAST AND WEST OF THE DESPLAINES RIVER, TOWNSHIP 36 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT THE INTERSECTION OF THE SOUTH LINE OF THE NORTH 1/2 OF THE SOUTH 1/2 OF SAID SECTION 3 WEST OF SAID RIVER WITH THE EAST LINE OF THE HIGHWAY (100 FEET IN WIDTH) KNOWN AS U.S. ALTERNATE ROUTE NO. 66; THENCE EASTWARD ALONG SAID SOUTH LINE OF SAID NORTH 1/2 OF THE SOUTH 1/2 OF SECTION 3 WEST OF SAID RIVER AND ALONG AN EASTWARD EXTENSION OF SAID SOUTH LINE A DISTANCE OF 3,442.08 FEET, MORE OR LESS, TO A POINT WHICH IS 350 FEET EAST OF THE CENTER THREAD OF SAID RIVER; THENCE NORTHWARD PERPENDICULAR TO SAID EASTWARD EXTENSION OF THE SOUTH LINE OF THE NORTH 1/2 OF THE SOUTH 1/2 OF SECTION 3, A DISTANCE OF 30 FEET; THENCE WESTWARD ALONG A LINE 30 FEET NORTH OF AND PARALLEL TO SAID SOUTH LINE OF THE NORTH 1/2 OF THE SOUTH 1/2 OF SECTION 3 AND ITS EASTWARD EXTENSION TO THE EAST LINE OF SAID U.S. ALTERNATE ROUTE NO. 66; THENCE SOUTH TO THE POINT OF BEGINNING. (AFFECTS THE SOUTHERN PORTION OF PARCEL 1)
P	10.
		UNRECORDED EASEMENT DATED MARCH 9, 1970 BY AND BETWEEN COMMONWEALTH EDISON COMPANY AND HYDROCARBON TRANSPORTATION, INC. NOW KNOWN AS ENRON LIQUIDS PIPELINE COMPANY WHEREBY EDISON GRANTS UNTO HYDROCARBON A PERPETUAL EASEMENT TO INSTALL, CONSTRUCT, RECONSTRUCT, OPERATE, MAINTAIN, ALTER, REPAIR, REPLACE AND REMOVE AN UNDERGROUND STEEL LIQUEFIED PETROLEUM GAS AND REFINED PETROLEUM PRODUCTS PIPELINE NOT TO EXCEED 8 INCHES INSIDE DIAMETER, IN, UNDER, ALONG AND THROUGH THE FOLLOWING SECTIONS: APPROXIMATELY 2.58 MILES IN EDISON'S STATION 18 WEST RIGHT OF WAY IN SECTION 3 LOCKPORT TOWNSHIP AND OTHER PROPERTY NOT NOW IN QUESTION; APPROXIMATELY .85 MILES IN EDISON'S WILL COUNTY STATION AND JOLIET TIEDTVILLE-CHICAGO RIGHT OF WAY PROPERTY IN SECTIONS 2 AND 3 LOCKPORT TOWNSHIP; APPROXIMATELY 7.30 MILES IN EDISON'S STATION 18-BEDFORD PARK RIGHT OF WAY IN SECTION 2 LOCKPORT TOWNSHIP AND OTHER PROPERTY NOT NOW IN QUESTION.

2

		A PERPETUAL EASEMENT TO INSTALL, CONSTRUCT, RECONSTRUCT, OPERATE, MAINTAIN, ALTER, REPAIR, REPLACE AND REMOVE A SECOND UNDERGROUND STEEL LIQUEFIED PETROLEUM GAS AND REFINED PETROLEUM PRODUCTS PIPELINE NOT TO EXCEED 8 INCHES INSIDE DIAMETER IN, UNDER, ALONG AND THROUGH EDISON'S RIGHT-OF-WAY DESCRIBED AS FOLLOWS: APPROXIMATELY 1.38 MILES IN EDISON'S STATION 18 BEDFORD PARK RIGHT OF WAY IN SECTION 2 LOCKPORT TOWNSHIP AND OTHER PROPERTY NOT NOW IN QUESTION.
		NOTE: SUPPLEMENTAL EASEMENT AGREEMENT APPENDED TO SAID INSTRUMENT.

		(APPROXIMATE LOCATION: AFFECTS THE WESTERN AND SOUTHERN PORTION OF PARCEL 1 AS SHOWN AND LOCATED ON EXHIBITS 1-B AND 1-C APPENDED TO SAID INSTRUMENT AND ALSO AFFECTS OTHER PROPERTY NOT NOW IN QUESTION)
Q	11.
		UNRECORDED EASEMENT DATED SEPTEMBER 1, 1970 BY AND BETWEEN COMMONWEALTH EDISON COMPANY AND HYDROCARBON TRANSPORTATION, INC. NOW KNOWN AS ENRON LIQUIDS PIPELINE COMPANY WHEREBY EDISON GRANTS UNTO HYDROCARBON A PERPETUAL EASEMENT TO INSTALL, CONSTRUCT, RECONSTRUCT, OPERATE, MAINTAIN, ALTER, REPAIR, REPLACE AND REMOVE AN UNDERGROUND STEEL LIQUEFIED PETROLEUM GAS AND REFINED PETROLEUM PRODUCTS PIPELINE NOT TO EXCEED 10 INCHES INSIDE DIAMETER, IN, UNDER, ALONG AND THROUGH THE FOLLOWING SECTIONS: APPROXIMATELY 4.040 MILES IN EDISON'S STATION 18 WEST RIGHT OF WAY IN SECTION 3 LOCKPORT TOWNSHIP AND OTHER PROPERTY NOT NOW IN QUESTION; APPROXIMATELY .267 MILES IN EDISON'S WILL COUNTY STATION AND JOLIET TIEDTVILLE-CHICAGO RIGHT OF WAY PROPERTY IN SECTION 3 LOCKPORT TOWNSHIP; APPROXIMATELY .930 MILES IN EDISON'S STATION 18 PROPERTY IN SECTIONS 2 AND 3 LOCKPORT TOWNSHIP; APPROXIMATELY .445 MILES IN EDISON'S STATION 18-BEDFORD PARK RIGHT OF WAY IN SECTION 2 LOCKPORT TOWNSHIP
		NOTE: SUPPLEMENTAL EASEMENT AGREEMENT APPENDED TO SAID INSTRUMENT. SUBJECT TO TERMS AND CONDITIONS THEREIN CONTAINED.

		(APPROXIMATE LOCATION: AFFECTS THE WESTERN AND SOUTHERN PORTION OF PARCEL 1 AS SHOWN AND LOCATED IN EXHIBIT A DRAWING NOS. P1-29 AND P1-30 APPENDED TO SAID INSTRUMENT AND ALSO AFFECTS OTHER PROPERTY NOT NOW IN QUESTION)
R	12.
		SHARED MAINTENANCE FEES FOR ROAD PURPOSES AS DISCLOSED BY UNRECORDED ROADWAY MAINTENANCE AGREEMENT DATED MARCH 25, 1977 BY AND BETWEEN MATERIAL SERVICE CORPORATION AND COMMONWEALTH EDISON COMPANY. FUTURE MAINTENANCE OF THE RELOCATED ROAD SHALL BE PERFORMED BY MATERIAL SERVICE, AND EDISON SHALL REIMBURSE MATERIAL SERVICE FOR 30% OF THE COST OF THE MAINTENANCE PROVIDED THAT THE DIVISION OF COST FOR SUCH MAINTENANCE OF SAID RELOCATED ROAD SHALL BE EQUITABLY ADJUSTED SHOULD THE FUTURE USE OF SAID RELOCATED ROAD BY THE RESPECTIVE PARTIES BE CHANGED FROM THE CONTEMPLATED PERCENTAGES STATED ABOVE, OR IN THE EVENT EITHER OR BOTH PARTIES SHALL DISCONTINUE USING SAID RELOCATED ROADWAY.
S	13.
		UNRECORDED AGREEMENT DATED JULY 9, 1956 BY AND BETWEEN ELGIN, JOLIET AND EASTERN RAILWAY COMPANY, MATERIAL SERVICE CORPORATION AND COMMONWEALTH EDISON COMPANY. EDISON HEREBY GRANTS TO THE RAILWAY THE RIGHT IN PERPETUITY TO USE THE PORTION OF THE SPUR TRACK OWNED BY EDISON FOR RENDERING RAIL SERVICE TO EDISON, WHICH RIGHT SHALL NOT EXCLUDE EDISON FROM USING ITS OWN EQUIPMENT ON ITS OWN PORTION OF THE SPUR TRACK. SUBJECT TO TERMS AND CONDITIONS THEREIN CONTAINED.

		(APPROXIMATE LOCATION: AFFECTS THE SOUTHERN PORTION OF PARCEL 1 AND A PORTION OF PARCEL 3 SHOWN AND LOCATED ON EXHIBIT A P14-5 APPENDED TO SAID INSTRUMENT AND ALSO AFFECTS OTHER PROPERTY NOT NOW IN QUESTION)
T	14.
		SHARED EXPENSE FEES FOR MAINTENANCE OF THE EXISTING TRACK OWNED BY MATERIAL SERVICE AS DISCLOSED BY UNRECORDED AGREEMENT DATED JULY 9, 1956 BY AND BETWEEN MATERIAL SERVICE CORPORATION AND COMMONWEALTH EDISON COMPANY. IN ADDITION, COMMONWEALTH EDISON COMPANY RESPONSIBLE FOR THE OPERATION AND MAINTENANCE OF THE INTERLOCKING PLANT AND SIGNAL SYSTEM AS DISCLOSED BY SAID DOCUMENT.
U	15.
		NON-EXCLUSIVE GRANT OF EASEMENT DATED MARCH 15, 1977 AND RECORDED MARCH 30, 1977 AS DOCUMENT R77-9804 MADE BY COMMONWEALTH EDISON COMPANY TO MATERIAL SERVICE CORPORATION, ITS SUCCESSORS AND ASSIGNS, A PERPETUAL RIGHT OF EASEMENT, PERMISSION AND AUTHORITY TO CONSTRUCT, OPERATE, USE, MAINTAIN, RELOCATE AND RENEW ROUTES OF ACCESS FOR THE PURPOSE OF GAINING ACCESS TO AND FROM PROPERTY OWNED, LEASED, USED OR IN ANY MANNER OCCUPIED BY GRANTEE, ITS SUCCESSORS OR ASSIGNS, WHICH PRIVILEGES SHALL INCLUDE BUT NOT BE LIMITED TO THE RIGHT TO ENTER UPON SAID PROPERTY WITH SUCH MEN, EQUIPMENT, MACHINERY OR MATERIAL AS MAY BE REASONABLY NECESSARY OR CONVENIENT IN, ON, UNDER, OVER, THROUGH, ALONG THE FOLLOWING DESCRIBED PROPERTY: PARCEL 6: THE EAST 60 FEET OF THE WEST 710 FEET OF THE NORTH 1/2 OF THE SOUTHEAST 1/4 OF SECTION 3, AND THE EAST 60 FEET OF THE WEST 710 FEET OF THE SOUTH 270 FEET OF THE NORTHEAST 1/4 OF SECTION 3, IN TOWNSHIP 36 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN AND OTHER PROPERTY NOT NOW IN QUESTION. GRANTOR RESERVES AN EQUAL RIGHT WITH THE GRANTEE TO USE SAID PROPERTY AND ANY SUCH ACCESS ROUTE CONSTRUCTED OR MAINTAINED OR USED BY THE GRANTEE. SUBJECT TO TERMS AND CONDITIONS THEREIN CONTAINED.
		(APPROXIMATE AFFECTS: THE EAST 60 FEET OF THE WEST 110 FEET OF PARCELS 1 AND 2 LYING WEST OF THE DESPLAINES RIVER)
		NOTE: ACCESS EASEMENT TO MATERIAL SERVICES DATED MARCH 15, 1977 AS SHOWN ON PLAT OF SURVEY STATION 18 PLAT R.E. 310 LATEST REVISION DATED FEBRUARY 7, 1995.
W	16.
		NON-EXCLUSIVE EASEMENT IN FAVOR OF COMMONWEALTH EDISON COMPANY AS GRANTED IN SELLER INGRESS-EGRESS AND UTILITY FACILITY EASEMENT FOR THE PURPOSE OF INGRESS AND EGRESS AND TO INSTALL, OPERATE AND MAINTAIN ALL UTILITIES FACILITIES TOGETHER WITH THE RIGHT OF ACCESS TO SAID EQUIPMENT AND THE TERMS AND CONDITIONS THEREIN CONTAINED RECORDED DECEMBER 27, 1999 AS DOCUMENT NO. R99-156784
		(AFFECTS:

		INGRESS AND EGRESS NO. 1 DESCRIBED AS FOLLOWS: THAT PART OF THE SOUTH 1/2 OF SECTION 2 AND THAT PART OF THE SOUTH 1/2 OF SECTION 3, EAST AND WEST OF THE DES PLAINES RIVER, ALL IN TOWNSHIP 36 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN DESCRIBED AS FOLLOWS: BEGINNING AT THE POINT OF INTERSECTION OF THE SOUTH LINE OF THE NORTH 1/2 OF THE SOUTH 1/2 OF SECTION 3, WEST OF THE DES PLAINES RIVER, WITH A LINE 600 FEET EAST OF AND PARALLEL WITH THE NORTH AND SOUTH CENTERLINE OF SAID SECTION 3; THENCE NORTH 01 DEGREES 56 MINUTES 48 SECONDS WEST ALONG SAID LINE 600 FEET EAST OF AND PARALLEL WITH THE NORTH AND SOUTH CENTERLINE OF SECTION 3, A DISTANCE OF 80.00 FEET; THENCE NORTH 88 DEGREES 00 MINUTES 10 SECONDS EAST ALONG A LINE 80.00 FEET NORTH OF AND PARALLEL WITH SAID SOUTH LINE OF THE NORTH 1/2 OF THE SOUTH 1/2 OF SECTION 3, WEST OF THE DES PLAINES RIVER, 1737.49 FEET; THENCE NORTH 48 DEGREES 19 MINUTES 07 SECONDS EAST 56.73 FEET TO A POINT OF CURVATURE; THENCE NORTHERLY ALONG THE ARC OF A CURVE CONCAVE TO THE NORTHWEST, HAVING A RADIUS OF 255.00 FEET, HAVING A CHORD BEARING OF NORTH 26 DEGREES 24 MINUTES 32 SECONDS EAST, 195.02 FEET TO A POINT OF TANGENCY; THENCE NORTH 04 DEGREES 29 MINUTES 56 SECONDS EAST 522.85 FEET TO A POINT OF CURVATURE; THENCE NORTHERLY ALONG THE ARC OF A CURVE CONCAVE TO THE EAST, HAVING A RADIUS OF 295.00 FEET, HAVING A CHORD BEARING OF NORTH 20 DEGREES 08 MINUTES 49 SECONDS EAST, 161.13 FEET TO A POINT OF TANGENCY; THENCE NORTH 35 DEGREES 47 MINUTES 42 SECONDS EAST 66.86 FEET TO A POINT OF CURVATURE; THENCE NORTHEASTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE SOUTHEAST, HAVING A RADIUS OF 95.00 FEET, HAVING A CHORD BEARING OF NORTH 52 DEGREES 08 MINUTES 24 SECONDS EAST, 54.20 FEET; THENCE NORTH 04 DEGREES 35 MINUTES 24 SECONDS EAST 343.32 FEET; THENCE NORTH 88 DEGREES 48 MINUTES 26 SECONDS EAST ALONG THE NORTH LINE OF THE SOUTHWEST 1/4 OF SECTION 2, A DISTANCE OF 40.20 FEET; THENCE SOUTH 04 DEGREES 35 MINUTES 24 SECONDS WEST 308.29 FEET TO A POINT OF CURVATURE; THENCE EASTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE NORTHEAST, HAVING A RADIUS OF 30.00 FEET, HAVING A CHORD BEARING OF SOUTH 40 DEGREES 22 MINUTES 49 SECONDS EAST, 47.09 FEET TO A POINT OF TANGENCY; THENCE SOUTH 85 DEGREES 21 MINUTES 01 SECONDS EAST 101.65 FEET; THENCE SOUTH 04 DEGREES 29 MINUTES 56 SECONDS WEST 35.00 FEET; THENCE NORTH 85 DEGREES 21 MINUTES 01 SECONDS WEST 131.01 FEET TO A POINT OF CURVATURE; THENCE SOUTHWESTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE SOUTHEAST, HAVING A RADIUS OF 60.00 FEET, HAVING A CHORD BEARING OF SOUTH 65 DEGREES 13 MINUTES 20 SECONDS WEST, 61.63 FEET TO A POINT OF TANGENCY; THENCE SOUTH 35 DEGREES 47 MINUTES 42 SECONDS WEST 66.86 FEET TO A POINT OF CURVATURE; THENCE SOUTHERLY ALONG THE ARC OF A CURVE CONCAVE TO THE EAST, HAVING A RADIUS OF 260.00 FEET, HAVING A CHORD BEARING OF SOUTH 20 DEGREES 08 MINUTES 49 SECONDS WEST, 142.02 FEET TO A POINT OF TANGENCY; THENCE SOUTH 04 DEGREES 29 MINUTES 56 SECONDS WEST 522.85 FEET TO A POINT OF CURVATURE; THENCE SOUTHERLY ALONG THE ARC OF A CURVE CONCAVE TO THE NORTHWEST, HAVING A RADIUS OF 290.00 FEET, HAVING A CHORD BEARING OF SOUTH 26 DEGREES 24 MINUTES 32 SECONDS WEST, 221.79 FEET; THENCE SOUTH 01 DEGREES 59 MINUTES 50 SECONDS EAST 89.28 FEET; THENCE SOUTH 88 DEGREES 00 MINUTES 10 SECONDS WEST ALONG THE EASTWARD EXTENSION OF THE SOUTH LINE OF THE NORTH 1/2 OF THE SOUTH 1/2 OF SECTION 3, WEST OF THE DES PLAINES RIVER, 1803.56 FEET TO THE PLACE OF BEGINNING;

3

		INGRESS AND EGRESS NO. 2 DESCRIBED AS FOLLOWS: THAT PART OF THE WEST 1/2 OF SECTION 2, IN TOWNSHIP 36 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN DESCRIBED AS FOLLOWS: COMMENCING AT THE POINT OF INTERSECTION OF THE SOUTH LINE OF THE NORTH 1/2 OF THE SOUTH 1/2 OF SECTION 3, WEST OF THE DES PLAINES RIVER, WITH A LINE 600 FEET EAST OF AND PARALLEL WITH THE NORTH AND SOUTH CENTER LINE OF SAID SECTION 3; THENCE NORTH 01 DEGREES 56 MINUTES 48 SECONDS WEST ALONG SAID LINE 600 FEET EAST OF AND PARALLEL WITH THE NORTH AND SOUTH CENTER LINE OF SECTION 3, A DISTANCE O 80.00 FEET; THENCE NORTH 88 DEGREES 00 MINUTES 10 SECONDS EAST ALONG A LINE 80.00 FEET NORTH OF AND PARALLEL WITH SAID SOUTH LINE OF THE NORTH 1/2 OF THE SOUTH 1/2 OF SECTION 3, WEST OF THE DES PLAINES RIVER, 1737.49 FEET; THENCE NORTH 48 DEGREES 19 MINUTES 07 SECONDS EAST 56.73 FEET TO A POINT OF CURVATURE; THENCE NORTHERLY ALONG THE ARC OF A CURVE CONCAVE TO THE WEST, HAVING A RADIUS OF 255.00 FEET, HAVING A CHORD BEARING OF NORTH 26 DEGREES 24 MINUTES 32 SECONDS EAST, 195.02 FEET TO A POINT OF TANGENCY; THENCE NORTH 04 DEGREES 29 MINUTES 56 SECONDS EAST 522.85 FEET TO A POINT OF CURVATURE; THENCE NORTHERLY ALONG THE ARC OF A CURVE CONCAVE TO THE EAST, HAVING A RADIUS OF 295.00 FEET, HAVING A CHORD BEARING OF NORTH 20 DEGREES 08 MINUTES 49 SECONDS EAST, 161.13 FEET TO A POINT AT TANGENCY; THENCE NORTH 35 DEGREES 47 MINUTES 42 SECONDS EAST 66.86 FEET TO A POINT OF CURVATURE; THENCE NORTHEASTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE SOUTHEAST, HAVING A RADIUS OF 95.00 FEET, HAVING A CHORD BEARING OF NORTH 52 DEGREES 08 MINUTES 24 SECONDS EAST, 54.20 FEET; THENCE NORTH 04 DEGREES 35 MINUTES 24 SECONDS EAST 343.32 FEET FOR THE PLACE OF BEGINNING; THENCE CONTINUING NORTH 04 DEGREES 35 MINUTES 24 SECONDS EAST 826.18 FEET TO A POINT OF CURVATURE; THENCE NORTHERLY ALONG THE ARC OF A CURVE CONCAVE TO THE EAST, HAVING A RADIUS OF 245.00 FEET, HAVING A CHORD BEARING OF NORTH 18 DEGREES 48 MINUTES 58 SECONDS EAST, 121.66 FEET TO A POINT OF TANGENCY; THENCE NORTH 33 DEGREES 02 MINUTES 31 SECONDS EAST 169.09 FEET TO A POINT OF CURVATURE; THENCE NORTHEASTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE SOUTHEAST, HAVING A RADIUS OF 770.00 FEET, HAVING A CHORD BEARING OF NORTH 36 DEGREES 41 MINUTES 37 SECONDS EAST, 98.15 FEET TO A POINT OF TANGENCY; THENCE NORTH 40 DEGREES 20 MINUTES 42 SECONDS EAST 36.37 FEET; THENCE NORTH 04 DEGREES 27 MINUTES 24 SECONDS EAST 1251.50 FEET TO A POINT OF CURVATURE; THENCE NORTHWESTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE SOUTHWEST, HAVING A RADIUS OF 75.00 FEET, HAVING A CHORD BEARING OF NORTH 40 DEGREES 34 MINUTES 26 SECONDS WEST, 117.89 FEET TO A POINT OF TANGENCY; THENCE NORTH 85 DEGREES 36 MINUTES 16 SECONDS WEST 199.36 FEET TO A POINT OF CURVATURE; THENCE NORTHERLY ALONG THE ARC OF A CURVE CONCAVE TO THE NORTHEAST, HAVING A RADIUS OF 95.00 FEET, HAVING A CHORD BEARING OF NORTH 46 DEGREES 37 MINUTES 25 SECONDS WEST, 129.26 FEET; THENCE NORTH 88 DEGREES 14 MINUTES 20 SECONDS EAST ALONG THE SOUTH LINE OF PROPERTY CONVEYED TO THE VILLAGE OF ROMEOVILLE PER QUIT CLAIM DEED RECORDED JUNE 6, 1996 AS DOCUMENT NUMBER R96-052181, A DISTANCE OF 13.24 FEET; THENCE NORTH 85 DEGREES 22 MINUTES 35 SECONDS EAST ALONG SAID SOUTH LINE OF PROPERTY CONVEYED 37.00 FEET; THENCE SOUTHERLY ALONG THE ARC OF A CURVE CONCAVE TO THE NORTHEAST, HAVING A RADIUS OF 55.00 FEET, HAVING A CHORD BEARING OF SOUTH 46 DEGREES 41 MINUTES 22 SECONDS EAST, 74.71 FEET TO A POINT OF TANGENCY; THENCE SOUTH 85 DEGREES 36 MINUTES 16 SECONDS EAST 189.81 FEET TO A POINT OF CURVATURE; THENCE SOUTHEASTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE SOUTHWEST, HAVING A RADIUS OF 110.00 FEET, HAVING A CHORD BEARING OF SOUTH 40 DEGREES 34 MINUTES 26 SECONDS EAST, 172.90 FEET TO A POINT OF TANGENCY; THENCE SOUTH 04 DEGREES 27 MINUTES 24 SECONDS WEST 1248.27 FEET; THENCE SOUTHERLY ALONG THE ARC OF A NONTANGENTIAL CURVE CONCAVE TO THE NORTHEAST, HAVING A RADIUS OF 430.00 FEET, HAVING A CHORD BEARING OF SOUTH 19 DEGREES 00 MINUTES 13 SECONDS EAST, 239.07 FEET; THENCE SOUTH 85 DEGREES 03 MINUTES 31 SECONDS EAST 8.91 FEET; THENCE SOUTHEASTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE NORTHEAST, HAVING A RADIUS OF 403.00 FEET, HAVING A CHORD BEARING OF SOUTH 44 DEGREES 50 MINUTES 09 SECONDS EAST, 132.03 FEET TO A POINT OF TANGENCY; THENCE SOUTH 54 DEGREES 13 MINUTES 17 SECONDS EAST 37.04 FEET TO A POINT OF CURVATURE; THENCE SOUTHERLY ALONG THE ARC OF A CURVE CONCAVE TO THE SOUTHWEST, HAVING A RADIUS OF 387.00 FEET, HAVING A CHORD BEARING OF SOUTH 29 DEGREES 41 MINUTES 39 SECONDS EAST, 331.33 FEET; THENCE NORTH 85 DEGREES 27 MINUTES 47 SECONDS WEST 7.41 FEET; THENCE SOUTH 04 DEGREES 32 MINUTES 13 SECONDS WEST 98.50 FEET; THENCE SOUTH 85 DEGREES 33 MINUTES 30 SECONDS EAST 9.00 FEET; THENCE SOUTHWESTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE NORTHWEST HAVING A RADIUS OF 53.00 FEET, HAVING A CHORD BEARING OF SOUTH 48 DEGREES 39 MINUTES 25 SECONDS WEST, 81.80 FEET TO A POINT OF TANGENCY; THENCE NORTH 87 DEGREES 07 MINUTES 39 SECONDS WEST 96.54 FEET; THENCE SOUTH 04 DEGREES 29 MINUTES 24 SECONDS WEST 317.58 FEET; THENCE SOUTH 85 DEGREES 30 MINUTES 36 SECONDS EAST 8.00 FEET; THENCE SOUTH 04 DEGREES 29 MINUTES 24 SECONDS WEST 75.67 FEET TO A POINT OF CURVATURE; THENCE SOUTHERLY ALONG THE ARC OF A CURVE CONCAVE TO THE EAST, HAVING A RADIUS OF 79.00 FEET, HAVING A CHORD BEARING OF SOUTH 07 DEGREES 59 MINUTES 11 SECONDS EAST, 34.40 FEET TO A POINT OF TANGENCY; THENCE SOUTH 20 DEGREES 27 MINUTES 45 SECONDS EAST 41.00 FEET TO A POINT OF CURVATURE; THENCE SOUTHERLY ALONG THE ARC OF A CURVE CONCAVE TO THE WEST, HAVING A RADIUS OF 221.00 FEET, HAVING A CHORD BEARING OF SOUTH 08 DEGREES 09 MINUTES 55 SECONDS EAST, 94.87 FEET TO A POINT OF TANGENCY; THENCE SOUTH 04 DEGREES 07 MINUTES 55 SECONDS WEST 279.73 FEET; THENCE NORTH 85 DEGREES 21 MINUTES 01 SECONDS WEST 304.20 FEET; THENCE NORTH 89 DEGREES 26 MINUTES 55 SECONDS WEST 69.97 FEET; THENCE NORTH 04 DEGREES 29 MINUTES 56 SECONDS EAST 35.00 FEET; THENCE SOUTH 77 DEGREES 12 MINUTES 23 SECONDS EAST 70.59 FEET; THENCE SOUTH 85 DEGREES 21 MINUTES 01 SECONDS EAST 231.65 FEET TO A POINT OF CURVATURE; THENCE NORTHERLY ALONG THE ARC OF A CURVE CONCAVE TO THE NORTHWEST, HAVING A RADIUS OF 40.00 FEET; HAVING A CHORD BEARING OF NORTH 49 DEGREES 23 MINUTES 27 SECONDS EAST, 63.19 FEET TO A POINT OF TANGENCY; THENCE NORTH 04 DEGREES 07 MINUTES 55 SECONDS EAST 219.08 FEET TO A POINT OF CURVATURE; THENCE NORTHERLY ALONG THE ARC OF A CURVE CONCAVE TO THE WEST, HAVING A RADIUS OF 189.00 FEET, HAVING A CHORD BEARING OF NORTH 08 DEGREES 09 MINUTES 55 SECONDS WEST, 81.13 FEET TO A POINT OF TANGENCY; THENCE NORTH 20 DEGREES 27 MINUTES 45 SECONDS WEST 41.00 FEET TO A POINT OF CURVATURE; THENCE NORTHERLY ALONG THE ARC OF A CURVE CONCAVE TO THE EAST, HAVING A RADIUS 111.00 FEET, HAVING A CHORD BEARING OF NORTH 07 DEGREES 59 MINUTES l1 SECONDS WEST, 48.34 FEET TO A POINT OF TANGENCY; THENCE NORTH 04 DEGREES 29 MINUTES 24 SECONDS EAST 40.80 FEET; THENCE NORTH 87 DEGREES 12 MINUTES 16 SECONDS WEST 81.63 FEET; THENCE NORTH 04 DEGREES 35 MINUTES 24 SECONDS EAST 33.02 FEET; THENCE SOUTH 87 DEGREES 12 MINUTES 16 SECONDS EAST 72.57 FEET; THENCE NORTH 04 DEGREES 29 MINUTES 24 SECONDS EAST 320.16 FEET; THENCE NORTH 85 DEGREES 15 MINUTES 17 SECONDS WEST 76.58 FEET; THENCE NORTH 04 DEGREES 35 MINUTES 24 SECONDS EAST 40.00 FEET; THENCE SOUTH 85 DEGREES 15 MINUTES 17 SECONDS EAST 118.45 FEET; THENCE SOUTH 87 DEGREES 07 MINUTES 39 SECONDS EAST 86.47 FEET TO A POINT OF CURVATURE; THENCE NORTHERLY ALONG THE ARC OF A CURVE CONCAVE TO THE NORTHWEST, HAVING A RADIUS OF 13.00 FEET, HAVING A CHORD BEARING OF NORTH 48 DEGREES 39 MINUTES 25 SECONDS EAST, 20.06 FEET; THENCE SOUTH 85 DEGREES 33 MINUTES 30 SECONDS EAST 10.00 FEET; THENCE NORTH 04 DEGREES 32 MINUTES 13 SECONDS EAST 79.95 FEET; THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS WEST 13.14 FEET; THENCE NORTHERLY ALONG THE ARC OF A CURVE CONCAVE TO THE SOUTHWEST, HAVING A RADIUS OF 343.00 FEET, HAVING A CHORD BEARING OF NORTH 28 DEGREES 39 MINUTES 47 SECONDS WEST, 306.01 FEET TO A POINT OF TANGENCY; THENCE NORTH 54 DEGREES 13 MINUTES 17 SECONDS WEST 37.04 FEET TO A POINT OF CURVATURE; THENCE NORTHWESTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE NORTHEAST, HAVING A RADIUS OF 447.00 FEET, HAVING A CHORD BEARING OF NORTH 34 DEGREES 03 MINUTES 12 SECONDS WEST, 314.69 FEET TO A POINT OF REVERSE CURVATURE; THENCE WESTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE SOUTH, HAVING A RADIUS OF 20.00 FEET, HAVING A CHORD BEARING OF NORTH 78 DEGREES 23 MINUTES 13 SECONDS WEST, 45.03 FEET TO A POINT OF COMPOUND CURVATURE; THENCE SOUTHERLY ALONG THE ARC OF A CURVE CONCAVE TO THE SOUTHEAST, HAVING A RADIUS OF 730.00 FEET, HAVING A CHORD BEARING OF SOUTH 35 DEGREES 04 MINUTES 36 SECONDS WEST, 51.84 FEET TO A POINT OF TANGENCY; THENCE SOUTH 33 DEGREES 02 MINUTES 31 SECONDS WEST 169.09 FEET TO A POINT OF CURVATURE; THENCE SOUTHERLY ALONG THE ARC OF A CURVE CONCAVE TO THE EAST, HAVING A RADIUS OF 205.00 FEET, HAVING A CHORD BEARING OF SOUTH 22 DEGREES 09 MINUTES 21 SECONDS WEST, 82.60 FEET; THENCE SOUTH 04 DEGREES 35 MINUTES 24 SECONDS WEST 841.58 FEET; THENCE SOUTH 88 DEGREES 48 MINUTES 26 SECONDS WEST 40.20 FEET TO THE PLACE OF BEGINNING, ALL IN WILL COUNTY, ILLINOIS.)
		(AFFECTS A PORTION OF PARCEL 1)
X	17.
		THE SURVEY PREPARED BY SDI CONSULTANTS, INC. LATEST REVISION MARCH 22, 2004 PROJECT NO. 98156SK INDICATES AN OVERLAP OF THE EAST LINE OF THE 150' X 175' PARCEL OF LAND ONTO PARCEL 4 BY APPROXIMATELY 1.95 FEET AND 0.67 FEET.
		(AFFECTS PARCEL 4)
Y	18.
		EASEMENT IN FAVOR OF COMMONWEALTH EDISON COMPANY, AND ITS RESPECTIVE SUCCESSORS AND ASSIGNS, GRANTED IN TRANSMISSION FACILITIES EASEMENT RECORDED DECEMBER 22, 1999 AS DOCUMENT NUMBER R99-155821 AND PROPOSED EASEMENT IN FAVOR COMMONWEALTH EDISON COMPANY, AND ITS RESPECTIVE SUCCESSORS AND ASSIGNS, GRANTED IN INGRESS-EGRESS AND UTILITY FACILITY EASEMENT RECORDED DECEMBER 27, 1999 AS DOCUMENT NUMBER R99-156784 TO INSTALL, OPERATE AND MAINTAIN ALL EQUIPMENT TOGETHER WITH THE RIGHT OF ACCESS TO SAID EQUIPMENT.
		THIS EASEMENT IS EXCLUSIVE SUBJECT TO PARAGRAPH 2 THEREOF.

		(AFFECTS: THAT PART OF THE WEST 1/2 OF SECTION 2, AND THAT PART OF SECTION 3 EAST AND WEST OF THE DES PLAINES RIVER, IN TOWNSHIP 36 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN DESCRIBED AS FOLLOWS: COMMENCING AT THE POINT OF INTERSECTION OF THE SOUTH LINE OF THE NORTH 1/2 OF THE SOUTH 1/2 OF SECTION 3, WEST OF THE DES PLAINES RIVER WITH A LINE 600 FEET EAST OF AND PARALLEL WITH THE NORTH AND SOUTH CENTER LINE OF SAID SECTION 3; THENCE NORTH 01 DEGREES 56 MINUTES 48 SECONDS WEST ALONG SAID LINE 600 FEET EAST OF AND PARALLEL WITH THE NORTH AND SOUTH CENTERLINE OF SECTION 3, A DISTANCE OF 75.26 FEET FOR THE PLACE OF BEGINNING; THENCE CONTINUING NORTH 01 DEGREES 56 MINUTES 48 SECONDS WEST ALONG SAID PARALLEL LINE 250.00 FEET; THENCE NORTH 87 DEGREES 59 MINUTES 45 SECONDS EAST 2468.04 FEET; THENCE NORTH 02 DEGREES 00 MINUTES 15 SECONDS WEST 97.27 FEET; THENCE NORTH 40 DEGREES 48 MINUTES 07 SECONDS WEST 463.53 FEET; THENCE NORTH 85 DEGREES 29 MINUTES 15 SECONDS WEST 123.23 FEET; THENCE NORTH 85 DEGREES 27 MINUTES 17 SECONDS WEST 90.41 FEET; THENCE SOUTH 86 DEGREES 17 MINUTES 09 SECONDS WEST 608.47 FEET; THENCE SOUTH 88 DEGREES 00 MINUTES 25 SECONDS WEST 1356.68 FEET; THENCE NORTH 01 DEGREES 56 MINUTES 48 SECONDS WEST ALONG SAID LINE 600.00 FEET EAST OF AND PARALLEL WITH THE NORTH AND SOUTH CENTER LINE OF SECTION 3, A DISTANCE OF 800.00 FEET; THENCE NORTH 88 DEGREES 00 MINUTES 25 SECONDS EAST ALONG THE NORTH LINE OF THE SOUTH 270 FEET OF THE SOUTH 1/2 OF THE NORTHEAST 1/4 OF SECTION 3, WEST OF THE DES PLAINES RIVER 1169.78 FEET; THENCE NORTH 74 DEGREES 58 MINUTES 34 SECONDS EAST 899.66 FEET; THENCE NORTH 08 DEGREES 51 MINUTES 37 SECONDS EAST 554.86 FEET; THENCE SOUTH 85 DEGREES 30 MINUTES 23 SECONDS EAST 659.07 FEET; THENCE SOUTH 61 DEGREES 23 MINUTES 58 SECONDS EAST 288.02 FEET; THENCE SOUTH 84 DEGREES 47 MINUTES 41 SECONDS EAST 206.80 FEET; THENCE NORTH 82 DEGREES 53 MINUTES 35 SECONDS EAST 70.78 FEET; THENCE SOUTH 04 DEGREES 35 MINUTES 16 SECONDS WEST ALONG THE WESTERLY TOP VERTICAL FACE OF THE MAIN CHANNEL OF THE SANITARY DISTRICT OF CHICAGO AS SAID FACE EXISTED ON SEPTEMBER 20, 1937, A DISTANCE OF 175.06 FEET; THENCE NORTH 85 DEGREES 47 MINUTES 15 SECONDS WEST 105.39 FEET; THENCE NORTH 61 DEGREES 23 MINUTES 58 SECONDS WEST 497.05 FEET; THENCE SOUTH 21 DEGREES 32 MINUTES 05 SECONDS WEST 361.24 FEET; THENCE NORTH 85 DEGREES 33 MINUTES 53 SECONDS WEST 79.79 FEET; THENCE NORTH 04 DEGREES 35 MINUTES 24 SECONDS EAST 334.37 FEET; THENCE WESTERLY ALONG THE ARC. OF A NONTANGENTIAL CURVE CONCAVE TO THE SOUTH, HAVING A RADIUS OF 403.61 FEET, HAVING A CHORD BEARING OF NORTH 89 DEGREES 37 MINUTES 10 SECONDS WEST, 351.51 FEET; THENCE SOUTH 04 DEGREES 35 MINUTES 24 SECONDS WEST 1226.03 FEET; THENCE SOUTH 40 DEGREES 48 MINUTES 07 SECONDS EAST 259.02 FEET; THENCE NORTH 28 DEGREES 24 MINUTES 06 SECONDS EAST 485.11 FEET; THENCE NORTH 40 DEGREES 03 MINUTES 31 SECONDS WEST 83.02 FEET; THENCE NORTH 04 DEGREES 35 MINUTES 24 SECONDS EAST 62.72 FEET; THENCE SOUTH 85 DEGREES 24 MINUTES 36 SECONDS EAST 31.11 FEET; THENCE NORTH 04 DEGREES 35 MINUTES 24 SECONDS EAST 19.62 FEET; THENCE SOUTH 40 DEGREES 03 MINUTES 31 SECONDS EAST 174.17 FEET; THENCE SOUTH 28 DEGREES 24 MINUTES 06 SECONDS WEST 569.92 FEET; THENCE SOUTH 40 DEGREES 48 MINUTES 07 SECONDS EAST 383.26 FEET; THENCE NORTH 87 DEGREES 13 MINUTES 31 SECONDS EAST 443.30 FEET; THENCE NORTH 52 DEGREES 26 MINUTES 02 SECONDS EAST 170.41 FEET; THENCE SOUTH 04 DEGREES 35 MINUTES 16 SECONDS WEST ALONG THE WESTERLY TOP VERTICAL FACE OF SAID MAIN CHANNEL 365.08 FEET; THENCE SOUTH 56 DEGREES 17 MINUTES 41 SECONDS WEST 177.55 FEET; THENCE SOUTH 87 DEGREES 59 MINUTES 45 SECONDS WEST 2956.93 FEET TO THE PLACE OF BEGINNING, ALL IN WILL COUNTY, ILLINOIS.)
		(AFFECTS PARCEL 2 AND A PORTION OF PARCEL 1)
AA	19.
		NON-EXCLUSIVE EASEMENT IN FAVOR OF COMMONWEALTH EDISON COMPANY, AND ITS RESPECTIVE SUCCESSORS AND ASSIGNS, GRANTED IN DISTRIBUTION FACILITIES EASEMENT RECORDED DECEMBER 22, 1999 AS DOCUMENT R99-155822 TO INSTALL, OPERATE AND MAINTAIN ALL DISTRIBUTION EQUIPMENT TOGETHER WITH THE RIGHT OF ACCESS TO SAID EQUIPMENT AND THE RIGHT TO PERFORM REMEDIATION ACTIVITIES ON THE EASEMENT AREA.
		DISTRIBUTION FACILITIES EASEMENT NO. 1 WILL COUNTY STATION (18)
		THAT PART OF PARCELS 1 AND 3 DESCRIBED AS FOLLOWS:

		THAT PART OF SECTION 3 WEST OF THE DES PLAINES RIVER, IN TOWNSHIP 36 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, DESCRIBED AS FOLLOWS: COMMENCING AT THE POINT OF INTERSECTION OF THE SOUTH LINE OF THE NORTH 1/2 OF THE SOUTH 1/2 OF SECTION 3, WEST OF THE DES PLAINES RIVER, WITH A LINE 600 FEET EAST OF AND PARALLEL WITH THE NORTH AND SOUTH CENTER LINE OF SAID SECTION 3; THENCE NORTH 01 DEGREES 56 MINUTES 48 SECONDS WEST ALONG SAID LINE 600 FEET EAST OF AND PARALLEL WITH THE NORTH AND SOUTH CENTER LINE OF SECTION 3, A DISTANCE OF 75.26 FEET; THENCE NORTH 87 DEGREES 59 MINUTES 45 SECONDS EAST 19.61 FEET FOR THE PLACE OF BEGINNING; THENCE CONTINUING NORTH 87 DEGREES 59 MINUTES 45 SECONDS EAST 15.00 FEET; THENCE SOUTH 02 DEGREES 04 MINUTES 09 SECONDS EAST 164.52 FEET; THENCE SOUTH 02 DEGREES 13 MINUTES 16 SECONDS EAST 183.86 FEET; THENCE SOUTH 51 DEGREES 09 MINUTES 04 SECONDS WEST 18.69 FEET; THENCE NORTH 02 DEGREES 13 MINUTES 16 SECONDS WEST 195.03 FEET; THENCE NORTH 02 DEGREES 04 MINUTES 09 SECONDS WEST 164.56 FEET TO THE PLACE OF BEGINNING, IN WILL COUNTY, ILLINOIS.
		DISTRIBUTION FACILITIES BASEMENT NO. 2 WILL COUNTY STATION (18)

		THAT PART OF PARCEL 1 DESCRIBED AS FOLLOWS: THAT PART OF SECTION 3 WEST OF THE DES PLAINES RIVER, IN TOWNSHIP 36 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, DESCRIBED AS FOLLOWS: COMMENCING AT THE POINT OF INTERSECTION OF THE SOUTH LINE OF THE NORTH 1/2 OF THE SOUTH 1/2 OF SECTION 3, WEST OF THE DES PLAINES RIVER, WITH A LINE 600 FEET EAST OF AND PARALLEL WITH THE NORTH AND SOUTH CENTER LINE OF SAID SECTION 3; THENCE NORTH 01 DEGREES 56 MINUTES 48 SECONDS WEST ALONG SAID LINE 600 FEET EAST OF AND PARALLEL WITH THE NORTH AND SOUTH CENTER LINE OF SECTION 3, A DISTANCE OF 325.26 FEET; THENCE NORTH 87 DEGREES 59 MINUTES 45 SECONDS EAST 20.04 FEET FOR THE PLACE OF BEGINNING; THENCE NORTH 02 DEGREES 11 MINUTES 00 SECONDS WEST 187.95 FEET; THENCE NORTH 02 DEGREES 39 MINUTES 11 SECONDS WEST 169.43 FEET; THENCE NORTH 01 DEGREES 29 MINUTES 48 SECONDS WEST 107.57 FEET; THENCE NORTH 88 DEGREES 00 MINUTES 25 SECONDS EAST 15.00 FEET; THENCE SOUTH 01 DEGREES 29 MINUTES 48 SECONDS EAST 100.13 FEET; THENCE NORTH 88 DEGREES 32 MINUTES 17 SECONDS EAST 202.81 FEET; THENCE SOUTH 01 DEGREES 27 MINUTES 43 SECONDS EAST 15.00 FEET; THENCE SOUTH 88 DEGREES 32 MINUTES 17 SECONDS WEST 202.65 FEET; THENCE SOUTH 02 DEGREES 39 MINUTES 11 SECONDS EAST 161.75 FEET; THENCE SOUTH 02 DEGREES 11 MINUTES 00 SECONDS EAST 188.06 FEET; THENCE SOUTH 87 DEGREES 59 MINUTES 45 SECONDS WEST 15.00 FEET TO THE PLACE OF BEGINNING, IN WILL COUNTY, ILLINOIS.
		DISTRIBUTION FACILITIES EASEMENT NO. 3 WILL COUNTY STATION (18)

4

THAT PART OF PARCEL 1 DESCRIBED AS FOLLOWS: THAT PART OF SECTION 3 EAST OF THE DES PLAINES RIVER, IN TOWNSHIP 36 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, DESCRIBED AS FOLLOWS: COMMENCING AT THE POINT OF INTERSECTION OF THE SOUTH LINE OF THE NORTH 1/2 OF THE SOUTH 1/2 OF SECTION 3, WEST OF THE DES PLAINES RIVER, WITH A LINE 600 FEET EAST OF AND PARALLEL WITH THE NORTH AND SOUTH CENTER LINE OF SAID SECTION 3; THENCE NORTH 01 DEGREES 56 MINUTES 48 SECONDS WEST ALONG SAID LINE 600 FEET EAST OF AND PARALLEL WITH THE NORTH AND SOUTH CENTER LINE OF SECTION 3, A DISTANCE OF 325.26 FEET; THENCE NORTH 87 DEGREES 59 MINUTES 45 SECONDS EAST 1407.06 FEET FOR THE PLACE OF BEGINNING; THENCE NORTH 01 DEGREES 44 MINUTES 59 SECONDS WEST 69.71 FEET; THENCE NORTH 01 DEGREES 40 MINUTES 11 SECONDS WEST 189.80 FEET; THENCE NORTH 01 DEGREES 37 MINUTES 23 SECONDS WEST 184.28 FEET; THENCE NORTH 01 DEGREES 48 MINUTES 11 SECONDS WEST 22.47 FEET; THENCE NORTH 86 DEGREES 17 MINUTES 09 SECONDS EAST 15.01 FEET; THENCE SOUTH 01 DEGREES 48 MINUTES 11 SECONDS EAST 22.99 FEET; THENCE SOUTH 01 DEGREES 37 MINUTES 23 SECONDS EAST 184.29 FEET; THENCE SOUTH 01 DEGREES 40 MINUTES 11 SECONDS EAST 189.78 FEET; THENCE SOUTH 01 DEGREES 44 MINUTES 59 SECONDS EAST 69.63 FEET; THENCE SOUTH 87 DEGREES 59 MINUTES 45 SECONDS WEST 15.00 FEET TO THE PLACE OF BEGINNING, IN WILL COUNTY, ILLINOIS.
DISTRIBUTION FACILITIES EASEMENT NO. 4 WILL COUNTY STATION (18)

THAT PART OF PARCEL 1 DESCRIBED AS FOLLOWS: THAT PART OF THE WEST 1/2 OF SECTION 2, AND THAT PART OF SECTION 3 EAST OF THE DES PLAINES RIVER, IN TOWNSHIP 36 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN DESCRIBED AS FOLLOWS:

COMMENCING AT THE POINT OF INTERSECTION OF THE SOUTH LINE OF THE NORTH 1/2 OF THE SOUTH 1/2 OF SECTION 3, WEST OF THE DES PLAINES RIVER, WITH A LINE 600 FEET EAST OF AND PARALLEL WITH THE NORTH AND SOUTH CENTER LINE OF SAID SECTION 3; THENCE NORTH 88 DEGREES 00 MINUTES 10 SECONDS EAST ALONG SAID SOUTH LINE OF THE NORTH 1/2 OF THE SOUTH 1/2 OF SECTION 3, WEST OF THE DES PLAINES RIVER AND ALONG THE EASTWARD EXTENSION OF SAID SOUTH LINE, A DISTANCE OF 1460.57 FEET FOR THE PLACE OF BEGINNING; THENCE NORTH 16 DEGREES 46 MINUTES 01 SECONDS WEST 78.01 FEET; THENCE NORTH 87 DEGREES 59 MINUTES 45 SECONDS EAST 15.51 FEET; THENCE SOUTH 16 DEGREES 46 MINUTES 01 SECONDS EAST 74.62 FEET; THENCE NORTH 82 DEGREES 07 MINUTES 52 SECONDS EAST 199.68 FEET; THENCE NORTH 89 DEGREES 31 MINUTES 34 SECOND EAST 205.97 FEET; THENCE NORTH 88 DEGREES 19 MINUTES 56 SECONDS EAST 184.37 FEET; THENCE NORTH 87 DEGREES 31 MINUTES 18 SECONDS EAST 376.61 FEET; THENCE NORTH 86 DEGREES 55 MINUTES 12 SECONDS EAST 153.55 FEET; THENCE NORTH 03 DEGREES 41 MINUTES 10 SECONDS EAST 52.60 FEET; THENCE NORTH 87 DEGREES 59 MINUTES 45 SECONDS EAST 15.07 FEET; THENCE SOUTH 03 DEGREES 41 MINUTES 10 SECONDS WEST 52.56 FEET; THENCE NORTH 88 DEGREES 35 MINUTES 01 SECONDS EAST 61.45 FEET; THENCE NORTH 89 DEGREES 36 MINUTES 28 SECONDS EAST 125.40 FEET; THENCE NORTH 85 DEGREES 29 MINUTES 26 SECONDS EAST 192.49 FEET; THENCE NORTH 86 DEGREES 31 MINUTES 25 SECONDS EAST 103.65 FEET; THENCE SOUTH 04 DEGREES 35 MINUTES 16 SECONDS WEST ALONG THE WESTERLY TOP VERTICAL FACE OF THE MAIN CHANNEL OF THE SANITARY DISTRICT OF CHICAGO AS SAID FACE EXISTED ON SEPTEMBER 20, 1937, A DISTANCE OF 15.15 FEET; THENCE SOUTH 86 DEGREES 31 MINUTES 25 SECONDS WEST 101.39 FEET; THENCE SOUTH 85 DEGREES 29 MINUTES 26 SECONDS WEST 192.90 FEET; THENCE SOUTH 89 DEGREES 36 MINUTES 28 SECONDS WEST 125.81 FEET; THENCE SOUTH 88 DEGREES 35 MINUTES 01 SECONDS WEST 69.41 FEET; THENCE SOUTH 86 DEGREES 55 MINUTES 12 SECONDS WEST 160.18 FEET; THENCE SOUTH 87 DEGREES 31 MINUTES 18 SECONDS WEST 376.79 FEET; THENCE SOUTH 88 DEGREES 19 MINUTES 56 SECONDS WEST 184.63 FEET; THENCE SOUTH 89 DEGREES 31 MINUTES 34 SECONDS WEST 205.16 FEET; THENCE SOUTH 82 DEGREES 07 MINUTES 52 SECONDS WEST 84.84 FEET; THENCE SOUTH 88 DEGREES 00 MINUTES 10 SECONDS WEST ALONG THE EASTWARD EXTENSION OF THE SOUTH LINE OF THE NORTH 1/2 OF THE SOUTH 1/2 OF SECTION 3, WEST OF THE DES PLAINES RIVER, A DISTANCE OF 129.46 FEET TO THE PLACE OF BEGINNING, IN WILL COUNTY, ILLINOIS.
DISTRIBUTION FACILITIES EASEMENT NO. 5 WILL COUNTY STATION (18)

THAT PART OF PARCEL 1 DESCRIBED AS FOLLOWS: THAT PART OF THE WEST 1/2 OF SECTION 2, IN TOWNSHIP 36 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN DESCRIBED AS FOLLOWS: COMMENCING AT THE POINT OF INTERSECTION OF THE SOUTH LINE OF THE NORTH 1/2 OF THE SOUTH 1/2 OF SECTION 3, WEST OF THE DES PLAINES RIVER, WITH A LINE 600 FEET EAST OF AND PARALLEL WITH THE NORTH AND SOUTH CENTER LINE OF SAID SECTION 3; THENCE NORTH 88 DEGREES 00 MINUTES 10 SECONDS EAST ALONG SAID SOUTH LINE OF THE NORTH 1/2 OF THE SOUTH 1/2 OF SECTION 3, WEST OF THE DES PLAINES RIVER AND ALONG THE EASTWARD EXTENSION OF SAID SOUTH LINE, A DISTANCE OF 3088.55 FEET TO AN INTERSECTION WITH THE WESTERLY TOP VERTICAL FACE OF THE MAIN CHANNEL OF THE SANITARY DISTRICT OF CHICAGO AS SAID FACE EXISTED ON SEPTEMBER 20, 1937 SAID INTERSECTION BEING 46.65 FEET SOUTHERLY (MEASURED ALONG SAID WESTERLY TOP VERTICAL FACE) FROM THE POINT OF INTERSECTION OF SAID WESTERLY TOP VERTICAL FACE WITH THE SOUTH LINE OF THE NORTH 1/2 OF THE SOUTHWEST 1/4 OF SAID SECTION 2; THENCE NORTH 04 DEGREES 35 MINUTES 16 SECONDS EAST ALONG SAID WESTERLY TOP VERTICAL FACE, A DISTANCE OF 535.13 FEET; THENCE SOUTH 52 DEGREES 26 MINUTES 02 SECONDS WEST 18.36 FEET FOR THE PLACE OF BEGINNING; THENCE CONTINUING SOUTH 52 DEGREES 26 MINUTES 02 SECONDS WEST 20.10 FEET; THENCE NORTH 04 DEGREES 10 MINUTES 50 SECONDS EAST 25.57 FEET; THENCE NORTH 04 DEGREES 20 MINUTES 45 SECONDS EAST 109.13 FEET; THENCE SOUTH 85 DEGREES 39 MINUTES 15 SECONDS EAST 15.00 FEET; THENCE SOUTH 04 DEGREES 20 MINUTES 45 SECONDS WEST 109.11 FEET; THENCE SOUTH 04 DEGREES 10 MINUTES 50 SECONDS WEST 12.16 FEET TO THE PLACE OF BEGINNING, IN WILL COUNTY, ILLINOIS.
DISTRIBUTION FACILITIES EASEMENT NO. 6 WILL COUNTY STATION (18)

THAT PART OF PARCEL 1 DESCRIBED AS FOLLOWS: THAT PART OF THE WEST 1/2 OF SECTION 2, IN TOWNSHIP 36 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN DESCRIBED AS FOLLOWS: COMMENCING AT THE POINT OF INTERSECTION OF THE SOUTH LINE OF THE NORTH 1/2 OF THE SOUTH 1/2 OF SECTION 3, WEST OF THE DES PLAINES RIVER, WITH A LINE 600 FEET EAST OF AND PARALLEL WITH THE NORTH AND SOUTH CENTER LINE OF SAID SECTION 3; THENCE NORTH 88 DEGREES 00 MINUTES 10 SECONDS EAST ALONG SAID SOUTH LINE OF THE NORTH 1/2 OF THE SOUTH 1/2 OF SECTION 3, WEST OF THE DES PLAINES RIVER AND ALONG THE EASTWARD EXTENSION OF SAID SOUTH LINE, A DISTANCE OF 3088.55 FEET TO AN INTERSECTION WITH THE WESTERLY TOP VERTICAL FACE OF THE MAIN CHANNEL OF THE SANITARY DISTRICT OF CHICAGO AS SAID FACE EXISTED ON SEPTEMBER 20, 1937 SAID INTERSECTION BEING 46.65 FEET SOUTHERLY (MEASURED ALONG SAID WESTERLY TOP VERTICAL FACE) FROM THE POINT OF INTERSECTION OF SAID WESTERLY TOP VERTICAL FACE WITH THE SOUTH LINE OF THE NORTH 1/2 OF THE SOUTHWEST 1/4 OF SAID SECTION 2; THENCE NORTH 04 DEGREES 35 MINUTES 16 SECONDS EAST ALONG SAID WESTERLY TOP VERTICAL FACE, A DISTANCE OF 1310.15 FEET; THENCE NORTH 85 DEGREES 24 MINUTES 44 SECONDS WEST 540.12 FEET TO THE WEST FACE OF AN EXISTING BUILDING FOR THE PLACE OF BEGINNING; THENCE NORTH 88 DEGREES 37 MINUTES 52 SECONDS WEST 191.28 FEET; THENCE NORTH 04 DEGREES 35 MINUTES 24 SECONDS EAST 20.03 FEET; THENCE SOUTH 88 DEGREES 37 MINUTES 52 SECONDS EAST 191.29 FEET; THENCE SOUTH 04 DEGREES 37 MINUTES 52 SECONDS WEST ALONG SAID WEST FACE OF AN EXISTING BUILDING, A DISTANCE OF 20.03 FEET TO THE PLACE OF BEGINNING, IN WILL COUNTY, ILLINOIS.
DISTRIBUTION FACILITIES EASEMENT NO. 7 WILL COUNTY STATION (18)

THAT PART OF PARCEL 1 DESCRIBED AS FOLLOWS: THAT PART OF THE WEST 1/2 OF SECTION 2, IN TOWNSHIP 36 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN DESCRIBED AS FOLLOWS: COMMENCING AT THE POINT OF INTERSECTION OF THE SOUTH LINE OF THE NORTH 1/2 OF THE SOUTH 1/2 OF SECTION 3, WEST OF THE DES PLAINES RIVER, WITH A LINE 600 FEET EAST OF AND PARALLEL WITH THE NORTH AND SOUTH CENTER LINE OF SAID SECTION 3; THENCE NORTH 88 DEGREES 00 MINUTES 10 SECONDS EAST ALONG SAID SOUTH LINE OF THE NORTH 1/2 OF THE SOUTH 1/2 OF SECTION 3, WEST OF THE DES PLAINES RIVER AND ALONG THE EASTWARD EXTENSION OF SAID SOUTH LINE, A DISTANCE OF 3088.55 FEET TO AN INTERSECTION WITH THE WESTERLY TOP VERTICAL FACE OF THE MAIN CHANNEL OF THE SANITARY DISTRICT OF CHICAGO AS SAID FACE EXISTED ON SEPTEMBER 20, 1937 SAID INTERSECTION BEING 46.65 FEET SOUTHERLY (MEASURED ALONG SAID WESTERLY TOP VERTICAL FACE) FROM THE POINT OF INTERSECTION OF SAID WESTERLY TOP VERTICAL FACE WITH THE SOUTH LINE OF THE NORTH 1/2 OF THE SOUTHWEST 1/4 OF SAID SECTION 2; THENCE NORTH 04 DEGREES 35 MINUTES 16 SECONDS EAST ALONG SAID WESTERLY TOP VERTICAL FACE, A DISTANCE OF 1935.94 FEET; THENCE NORTH 85 DEGREES 47 MINUTES 15 SECONDS WEST 105.39 FEET; THENCE NORTH 61 DEGREES 23 MINUTES 58 SECONDS WEST 128.66 FEET FOR THE PLACE OF BEGINNING; THENCE SOUTH 86 DEGREES 30 MINUTES 05 SECONDS WEST 67.36 FEET; THENCE NORTH 85 DEGREES 19 MINUTES 38 SECONDS WEST 318.25 FEET; THENCE NORTH 21 DEGREES 32 MINUTES 05 SECONDS EAST 49.11 FEET; THENCE SOUTH 85 DEGREES 19 MINUTES 38.SECONDS EAST 244.34 FEET; THENCE NORTH 86 DEGREES 30 MINUTES 05 SECONDS EAST 32.05 FEET; THENCE SOUTH 61 DEGREES 23 MINUTES 58 SECONDS EAST 103.51 FEET TO THE PLACE OF BEGINNING, IN WILL COUNTY, ILLINOIS.
DISTRIBUTION FACILITIES EASEMENT NO. 8 WILL COUNTY STATION (18)

THAT PART OF PARCEL 1 DESCRIBED AS FOLLOWS: THAT PART OF THE WEST 1/2 OF SECTION 2, IN TOWNSHIP 36 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN DESCRIBED AS FOLLOWS: COMMENCING AT THE POINT OF INTERSECTION OF THE SOUTH LINE OF THE NORTH 1/2 OF THE SOUTH 1/2 OF SECTION 3, WEST OF THE DES PLAINES RIVER, WITH A LINE 600 FEET EAST OF AND PARALLEL WITH THE NORTH AND SOUTH CENTER LINE OF SAID SECTION 3; THENCE NORTH 88 DEGREES 00 MINUTES 10 SECONDS EAST ALONG SAID SOUTH LINE OF THE NORTH 1/2 OF THE SOUTH 1/2 OF SECTION 3, WEST OF THE DES PLAINES RIVER AND ALONG THE EASTWARD EXTENSION OF SAID SOUTH LINE, A DISTANCE OF 3088.55 FEET TO AN INTERSECTION WITH THE WESTERLY TOP VERTICAL FACE OF THE MAIN CHANNEL OF THE SANITARY DISTRICT OF CHICAGO AS SAID FACE EXISTED ON SEPTEMBER 20, 1937 SAID INTERSECTION BEING 46.65 FEET SOUTHERLY (MEASURED ALONG SAID WESTERLY TOP VERTICAL FACE) FROM THE POINT OF INTERSECTION OF SAID WESTERLY TOP VERTICAL FACE WITH THE SOUTH LINE OF THE NORTH 1/2 OF THE SOUTHWEST 1/4 OF SAID SECTION 2; THENCE NORTH 04 DEGREES 35 MINUTES 16 SECONDS EAST ALONG SAID WESTERLY TOP VERTICAL FACE, A DISTANCE OF 2111.00 FEET; THENCE SOUTH 82 DEGREES 53 MINUTES 35 SECONDS WEST 70.78 FEET; THENCE NORTH 84 DEGREES 47 MINUTES 41 SECONDS WEST 206.80 FEET; THENCE NORTH 61 DEGREES 23 MINUTES 58 SECONDS WEST 288.02 FEET; THENCE. NORTH 85 DEGREES 30 MINUTES 23 SECONDS WEST 243.78 FEET FOR THE PLACE OF BEGINNING; THENCE CONTINUING NORTH 85 DEGREES 30 MINUTES 23 SECONDS WEST 27.13 FEET; THENCE NORTH 60 DEGREES 55 MINUTES 35 SECONDS EAST 99.34 FEET; THENCE SOUTH 29 DEGREES 04 MINUTES 25 SECONDS EAST 15.00 FEET; THENCE SOUTH 60 DEGREES 55 MINUTES 35 SECONDS WEST 76.73 FEET TO THE PLACE OF BEGINNING, IN WILL COUNTY, ILLINOIS.
DISTRIBUTION FACILITIES EASEMENT NO. 9 WILL COUNTY STATION (18)

5

		THAT PART OF PARCELS 1 AND 4 DESCRIBED AS FOLLOWS: THAT PART OF THE WEST 1/2 OF SECTION 2, AND THAT PART OF SECTION 3 EAST OF THE CENTER THREAD OF THE DES PLAINES RIVER, IN TOWNSHIP 36 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN DESCRIBED AS FOLLOWS: COMMENCING AT THE POINT OF INTERSECTION OF THE SOUTH LINE OF THE NORTH 1/2 OF THE SOUTH 1/2 OF SECTION 3, WEST OF THE DES PLAINES RIVER, WITH A LINE 600 FEET EAST OF AND PARALLEL WITH THE NORTH AND SOUTH CENTER LINE OF SAID SECTION 3; THENCE NORTH 01 DEGREES 56 MINUTES 48 SECONDS WEST ALONG SAID LINE 600 FEET EAST OF AND PARALLEL WITH THE NORTH AND SOUTH CENTER LINE OF SEC 3, A DISTANCE OF 1590.19 FEET TO THE NORTH LINE OF THE SOUTH 270 FEET OF THE SOUTH 1/2 OF THE NORTHEAST 1/4 OF SAID SECTION 3, WEST OF THE DES PLAINES RIVER; THENCE NORTH 88 DEGREES 00 MINUTES 25 SECONDS EAST ALONG SAID NORTH LINE OF THE SOUTH 270 FEET, A DISTANCE OF 1169.78 FEET TO THE CENTER THREAD OF THE DES PLAINES RIVER; THENCE NORTH 74 DEGREES 58 MINUTES 34 SECONDS EAST 297.63 FEET FOR THE PLACE OF BEGINNING; THENCE NORTH 11 DEGREES 25 MINUTES 19 SECONDS EAST 32.56 FEET; THENCE NORTH 14 DEGREES 34 MINUTES 23 SECONDS EAST 332.04 FEET; THENCE NORTH 14 DEGREES 48 MINUTES 11 SECONDS EAST 215.14 FEET; THENCE NORTH 15 DEGREES 05 MINUTES 40 SECONDS EAST 212.67 FEET; THENCE NORTH 15 DEGREES 32 MINUTES 23 SECONDS EAST 152.52 FEET; THENCE NORTH 12 DEGREES 19 MINUTES 18 SECONDS EAST 70.34 FEET; THENCE SOUTH 87 DEGREES 11 MINUTES 51 SECONDS EAST 158.68 FEET; THENCE SOUTH 25 DEGREES 43 MINUTES 27 SECONDS EAST 56.42 FEET; THENCE NORTH 18 DEGREES 29 MINUTES 20 SECONDS EAST 67.90 FEET; THENCE NORTH 22 DEGREES 57 MINUTES 13 SECONDS EAST 257.08 FEET; THENCE NORTH 00 DEGREES 23 MINUTES 21 SECONDS WEST 29.56 FEET; THENCE, NORTH 00 DEGREES 37 MINUTES 59 SECONDS EAST 444.55 FEET; THENCE NORTH 02 DEGREES 01 MINUTES 56 SECONDS EAST 169.48 FEET; THENCE NORTH 09 DEGREES 06 MINUTES 48 SECONDS EAST 176.43 FEET; THENCE NORTH 08 DEGREES 12 MINUTES 49 SECONDS EAST 171.69 FEET; THENCE NORTH 09 DEGREES 00 MINUTES 16 SECONDS EAST 129.17 FEET TO THE HEREINAFTER DESCRIBED REFERENCE POINT "A"; THENCE WESTERLY ALONG A LINE 15.00 FEET SOUTHERLY OF AND PARALLEL WITH THE SOUTH LINE AND SOUTH LINE EXTENDED WESTERLY OF THE MOST EASTERLY OF LANDS CONVEYED TO THE VILLAGE OF ROMEOVILLE PER QUIT CLAIM DEED RECORDED JUNE 6, 1996 AS DOCUMENT NUMBER R96-52181 THE FOLLOWING FIVE COURSES AND DISTANCES: 1) THENCE SOUTH 88 DEGREES 14 MINUTES 20 SECONDS WEST 59.75 FEET; 2) THENCE NORTH 01 DEGREES 45 MINUTES 40 SECONDS WEST 25.00 FEET; 3) THENCE SOUTH 88 DEGREES 14 MINUTES 23 SECONDS WEST 53.99 FEET; 4) THENCE SOUTH 02 DEGREES 15 MINUTES 18 SECONDS EAST 9.65 FEET; 5) THENCE SOUTH 87 DEGREES 44 MINUTES 42 SECONDS WEST 40.19 FEET; THENCE NORTH 01 DEGREES 32 MINUTES 18 SECONDS WEST 15.00 FEET TO THE SOUTHWEST CORNER OF THE MOST WESTERLY OF SAID LANDS CONVEYED; THENCE EASTERLY ALONG SAID SOUTH LINE OF THE MOST WESTERLY LANDS CONVEYED THE FOLLOWING TWO COURSES AND DISTANCES: 1) THENCE NORTH 87 DEGREES 44 MINUTES 42 SECONDS EAST 25.00 FEET; 2) THENCE NORTH 02 DEGREES 15 MINUTES 18 SECONDS WEST 9.78 FEET TO THE SOUTHERLY LINE OF A PUBLIC HIGHWAY (NOW KNOWN AS ROMEO ROAD) PER PLAT OF HIGHWAY RECORDED APRIL 26, 1952 AS DOCUMENT NUMBER 707159; THENCE NORTH 88 DEGREES 14 MINUTES 23 SECONDS EAST ALONG THE SOUTHERLY LINE OF SAID PUBLIC ROAD, A DISTANCE OF 84.12 FEET TO THE WESTERLY LINE OF THE MOST EASTERLY OF LANDS CONVEYED TO THE VILLAGE OF ROMEOVILLE PER QUIT CLAIM DEED RECORDED JUNE 6, 1996 AS DOCUMENT NUMBER R96-052181; THENCE SOUTH 01 DEGREES 45 MINUTES 40 SECONDS EAST ALONG SAID WESTERLY LINE OF THE MOST EASTERLY OF LANDS CONVEYED, A DISTANCE OF 25.00 FEET TO THE SOUTHERLY LINE OF THE MOST EASTERLY OF LANDS CONVEYED; THENCE EASTERLY ALONG SAID SOUTHERLY LINE OF THE MOST EASTERLY OF LANDS CONVEYED THE FOLLOWING FOUR COURSES AND DISTANCES: 1) THC NORTH 88 DEGREES 14 MINUTES 20 SECONDS EAST 100.00 FEET; 2) THENCE NORTH 85 DEGREES 22 MINUTES 35 SECONDS EAST 200.25 FEET; 3) THENCE NORTH 88 DEGREES 14 MINUTES 20 SECONDS EAST 100.00 FEET; 4) THENCE NORTH 79 DEGREES 42 MINUTES 29 SECONDS EAST 101.07 FEET TO THE SOUTHERLY LINE OF SAID PUBLIC ROAD; THENCE NORTH 88 DEGREES 14 MINUTES 23 SECONDS EAST ALONG THE SOUTHERLY LINE OF SAID PUBLIC ROAD, A DISTANCE OF 908.85 FEET TO THE WESTERLY TOP VERTICAL FACE OF THE MAIN CHANNEL OF THE SANITARY DISTRICT OF CHICAGO AS SAID FACE EXISTED ON SEPTEMBER 20, 1937; THENCE SOUTH 04 DEGREES 35 MINUTES 16 SECONDS WEST ALONG SOUTH WESTERLY TOP VERTICAL FACE OF THE MAIN CHANNEL AS SAID FACE EXISTED ON SEPTEMBER 20, 1937, A DISTANCE OF 15.09 FEET; THENCE SOUTH 88 DEGREES 14 MINUTES 23 SECONDS WEST ALONG A LINE 15.00 FEET SOUTHERLY OF AND PARALLEL WITH THE SOUTHERLY LINE OF SAID PUBLIC ROAD, A DISTANCE OF 906.07 FEET; THENCE WESTERLY ALONG A LINE 15.00 FEET SOUTHERLY OF AND PARALLEL WITH THE SOUTHERLY LINE OF THE MOST EASTERLY OF THE LANDS CONVEYED TO THE VILLAGE OF ROMEOVILLE PER QUIT CLAIM DEED RECORDED JUNE 6, 1996 AS DOCUMENT NUMBER R96-052181 THE FOLLOWING FOUR COURSES AND DISTANCES: 1) THENCE SOUTH 79 DEGREES 42 MINUTES 29 SECONDS WEST 101.07 FEET; 2) THENCE SOUTH 88 DEGREES 14 MINUTES 20 SECONDS WEST 100.74 FEET; 3) THENCE SOUTH 85 DEGREES 22 MINUTES 35 SECONDS WEST 200.25 FEET; 4) THENCE SOUTH 88 DEGREES 14 MINUTES 20 SECONDS WEST 9.80 FEET; THENCE SOUTH 06 DEGREES 17 MINUTES 27 SECONDS WEST 835.77 FEET; THENCE SOUTH 00 DEGREES 37 MINUTES 59 SECONDS WEST 251.80 FEET; THENCE SOUTH 22 DEGREES 57 MINUTES 13 SECONDS WEST 50.68 FEET; THENCE SOUTH 00 DEGREES 23 MINUTES 21 SECONDS EAST 37.86 FEET; THENCE SOUTH 22 DEGREES 57 MINUTES 13 SECONDS WEST 212.47 FEET; THENCE SOUTH 18 DEGREES 29 MINUTES 20 SECONDS WEST 77.57 FEET; THENCE SOUTH 24 DEGREES 31 MINUTES 06 SECONDS EAST 171.53 FEET; THENCE SOUTH 88 DEGREES 44 MINUTES 37 SECONDS EAST 155.83 FEET; THENCE SOUTH 81 DEGREES 51 MINUTES 47 SECONDS EAST 246.55 FEET; THENCE SOUTH 04 DEGREES 16 MINUTES 27 SECONDS WEST 24:83 FEET; THENCE NORTH 85 DEGREES 30 MINUTES 23 SECONDS WEST 272.01 FEET; THENCE SOUTH 08 DEGREES 51 MINUTES 37 SECONDS WEST 10.78 FEET; THENCE NORTH 81 DEGREES 02 MINUTES 04 SECONDS WEST 146.89 FEET; THENCE SOUTH 25 DEGREES 10 MINUTES 24 SECONDS EAST 112.79 FEET; THENCE SOUTH 85 DEGREES 26 MINUTES 44 SECONDS EAST 56.57 FEET; THENCE NORTH 13 DEGREES 23 MINUTES 50 SECONDS EAST 15:18 FEET; THENCE SOUTH 85 DEGREES 26 MINUTES 44 SECONDS EAST 26.22 FEET; THENCE SOUTH 08 DEGREES 51 MINUTES 37 SECONDS WEST 472.22 FEET; THENCE SOUTH 74 DEGREES 58 MINUTES 34 SECONDS WEST 2.41 FEET; THENCE NORTH 08 DEGREES 01 MINUTES 27 SECONDS WEST 137.11 FEET; THENCE SOUTH 69 DEGREES 25 MINUTES 20 SECONDS WEST 121.91 FEET; THENCE NORTH 20 DEGREES 34 MINUTES 40 SECONDS WEST 15:00 FEET; THENCE NORTH 69 DEGREES 25 MINUTES 20 SECONDS EAST 127.10 FEET; THENCE NORTH 11 DEGREES 17 MINUTES 23 SECONDS EAST 189.92 FEET; THENCE NORTH 13 DEGREES 23 MINUTES 50 SECONDS EAST 99.67 FEET; THENCE NORTH 85 DEGREES 26 MINUTES 44 SECONDS WEST 65.07 FEET; THENCE NORTH 25 DEGREES 10 MINUTES 24 SECONDS WEST 309.80 FEET; THENCE NORTH 18 DEGREES 29 MINUTES 20 SECONDS EAST 28.97 FEET; THENCE NORTH 25 DEGREES 43 MINUTES 27 SECONDS WEST 62.92 FEET; THENCE NORTH 87 DEGREES 11 MINUTES 51 SECONDS WEST 137.07 FEET; THENCE SOUTH 12 DEGREES 19 MINUTES 18 SECONDS WEST 58.06 FEET; THENCE SOUTH 15 DEGREES 32 MINUTES 23 SECONDS WEST 152.88 FEET; THENCE SOUTH 15 DEGREES 05 MINUTES 40 SECONDS WEST 212.58 FEET; THENCE SOUTH 14 DEGREES 48 MINUTES 11 SECONDS WEST 205.44 FEET; THENCE SOUTH 89 DEGREES 34 MINUTES 30 SECONDS EAST 57.52 FEET; THENCE SOUTH 00 DEGREES 25 MINUTES 30 SECONDS WEST 15.00 FEET; THENCE NORTH 89 DEGREES 34 MINUTES 30 SECONDS WEST 61.34 FEET; THENCE THENCE SOUTH 14 DEGREES 34 MINUTES 23 SECONDS WEST 325.75 FEET; THENCE SOUTH 11 DEGREES 25 MINUTES 19 SECONDS WEST 24.69 FEET; THENCE SOUTH 74 DEGREES 58 MINUTES 34 SECONDS WEST 16.75 FEET TO THE PLACE OF BEGINNING, ALL IN WILL COUNTY, ILLINOIS, EXCEPTING THEREFROM THE FOLLOWING DESCRIBED PARCEL:

		COMMENCING AT THE AFORESAID REFERENCE POINT "A", THENCE NORTH 88 DEGREES 14 MINUTES 20 SECONDS EAST ALONG A LINE 15.60 FEET SOUTHERLY OF AND PARALLEL WITH THE SOUTHERLY LINE OF THE MOST EASTERLY OF THE LANDS CONVEYED TO THE VILLAGE OF ROMEOVILLE PER QUIT CLAIM DEED RECORDED JUNE 6, 1996 AS DOCUMENT NUMBER R96-52181, A DISTANCE OF 15.27 FEET FOR THE PLACE OF BEGINNING; THENCE CONTINUING NORTH 88 DEGREES 14 MINUTES 20 SECONDS EAST ALONG SAID PARALLEL LINE, A DISTANCE OF 10.35 FEET; THENCE SOUTH 06 DEGREES 17 MINUTES 27 SECONDS WEST 258.42 FEET; THENCE SOUTHWESTERLY ALONG A NON-TANGENT CURVE CONCAVE TO THE WEST, HAVING A RADIUS OF 1535.73 FEET, HAVING A CHORD BEARING OF SOUTH 11 DEGREES 03 MINUTES 38 SECONDS WEST, 301.87 FEET; THENCE NORTH 02 DEGREES 01 MINUTES 56 SECONDS EAST 78.74 FEET; THENCE NORTH 09 DEGREES 06 MINUTES 48 SECONDS EAST 175.62 FEET; THENCE NORTH 08 DEGREES 12 MINUTES 49 SECONDS EAST 171.71 FEET; THENCE NORTH 09 DEGREES 00 MINUTES 16 SECONDS EAST 131.92 FEET TO THE PLACE OF BEGINNING.
		(AFFECTS PARCEL 1 AND A PORTION OF PARCEL 4)
AB	20.
		NON-EXCLUSIVE,EASEMENT IN FAVOR OF THE COMMONWEALTH EDISON COMPANY FOR THE PURPOSE OF PROVIDING FRONTAGE ON 135TH STREET, INSTALLATION AND MAINTENANCE OF SIGNS, MONUMENTS, MAILBOXES AND MARKERS, ACCESS OVER WALKWAYS AND ROADWAYS, AS CREATED BY GRANT IN THE FRONTAGE EASEMENT RECORDED DECEMBER 22, 1999 AS DOCUMENT NO. R99-155823.
		AFFECTS THE FOLLOWING PORTION OF PARCEL l:

		THAT PART OF THE WEST 1/2 OF SECTION 2, IN TOWNSHIP 36 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN DESCRIBED AS FOLLOWS: COMMENCING AT THE POINT OF INTERSECTION OF THE SOUTH LINE OF THE NORTH 1/2 OF THE SOUTH 1/2 OF SECTION 3, WEST OF THE DES PLAINES RIVER; WITH A LINE 600 FEET EAST OF AND PARALLEL WITH THE NORTH AND SOUTH CENTER LINE OF SAID SECTION 3; THENCE NORTH 01 DEGREES 56 MINUTES 48 SECONDS WEST ALONG SAID LINE 600 FEET EAST OF AND PARALLEL WITH THE NORTH AND SOUTH CENTER LINE OF SECTION 3, A DISTANCE OF 80.00 FEET; THENCE NORTH 88 DEGREES 00 MINUTES 10 SECONDS EAST ALONG A LINE 80.00 FEET NORTH OF AND PARALLEL WITH SAID SOUTH LINE OF THE NORTH 1/2 OF THE SOUTH 1/2 OF SECTION 3, WEST OF THE DES PLAINES RIVER, 1737.49 FEET; THENCE NORTH 48 DEGREES 19 MINUTES 07 SECONDS EAST 56.73 FEET TO A POINT OF CURVATURE; THENCE NORTHERLY ALONG THE ARC OF A CURVE CONCAVE TO THE WEST, HAVING A RADIUS OF 255.00 FEET, HAVING A CHORD BEARING OF NORTH 26 DEGREES 24 MINUTES 32 SECONDS EAST, 195.02 FEET TO A POINT OF TANGENCY; THENCE NORTH 04 DEGREES 29 MINUTES 56 SECONDS EAST 522.85 FEET TO A POINT OF CURVATURE; THENCE NORTHERLY ALONG THE ARC OF A CURVE CONCAVE TO THE EAST, HAVING A RADIUS OF 295.00 FEET, HAVING A CHORD BEARING OF NORTH 20 DEGREES 08 MINUTES 49 SECONDS EAST, 161.13 FEET TO A POINT AT TANGENCY; THENCE NORTH 35 DEGREES 47 MINUTES 42 SECONDS EAST 66.86 FEET TO A POINT OF CURVATURE; THENCE NORTHEASTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE SOUTHEAST, HAVING A RADIUS OF 95.00 FEET, HAVING A CHORD BEARING OF NORTH 52 DEGREES 08 MINUTES 24 SECONDS EAST, 54.20 FEET; THENCE NORTH 04 DEGREES 35 MINUTES 24 SECONDS EAST 1169.50 FEET TO A POINT OF CURVATURE; THENCE NORTHERLY ALONG THE ARC OF A CURVE CONCAVE TO THE EAST, HAVING A RADIUS OF 245.00 FEET, HAVING A CHORD BEARING OF NORTH 18 DEGREES 48 MINUTES 58 SECONDS EAST, 121.66 FEET TO A POINT OF TANGENCY; THENCE NORTH 33 DEGREES 02 MINUTES 31 SECONDS EAST 169.09 FEET TO A POINT OF CURVATURE; THENCE NORTHEASTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE SOUTHEAST, HAVING A RADIUS OF 770.00 FEET, HAVING A CHORD BEARING OF NORTH 36 DEGREES 41 MINUTES 37 SECONDS EAST, 98.15 FEET TO A POINT OF TANGENCY; THENCE NORTH 40 DEGREES 20 MINUTES 42 SECONDS EAST 36.37 FEET FOR THE PLACE OF BEGINNING; THENCE NORTH 04 DEGREES 27 MINUTES 24 SECONDS EAST 1251.50 FEET TO A POINT OF CURVATURE; THENCE NORTHWESTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE SOUTHWEST, HAVING A RADIUS OF 75.00 FEET, HAVING A CHORD BEARING OF NORTH 40 DEGREES 34 MINUTES 26 SECONDS WEST, 117.89 FEET TO A POINT OF TANGENCY; THENCE NORTH 85 DEGREES 36 MINUTES 16 SECONDS WEST 199.36 FEET TO A POINT OF CURVATURE; THENCE NORTHERLY ALONG THE ARC OF A CURVE CONCAVE TO THE NORTHEAST, HAVING A RADIUS OF 95.00 FEET, HAVING A CHORD BEARING OF NORTH 52 DEGREES 48 MINUTES 11 SECONDS WEST, 108.77 FEET; THENCE SOUTH 88 DEGREES 14 MINUTES 20 SECONDS WEST ALONG A LINE 20 FEET SOUTH OF AND PARALLEL WITH THE SOUTH LINE OF PROPERTY CONVEYED TO THE VILLAGE OF ROMEOVILLE PER QUIT CLAIM DEED RECORDED JUNE 6, 1996 AS DOCUMENT NUMBER R96-052181, A DISTANCE OF 29.85 FEET; THENCE NORTH 01 DEGREES 45 MINUTES 40 SECONDS WEST 20.00 FEET; THENCE NORTH 88 DEGREES 14 MINUTES 20 SECONDS EAST ALONG SAID SOUTH LINE OF PROPERTY CONVEYED TO THE VILLAGE OF ROMEOVILLE PER QUIT CLAIM DEED RECORDED JUNE 6, 1996 AS DOCUMENT NUMBER R96-052181, A DISTANCE OF 38.81 FEET; THENCE NORTH 85 DEGREES 22 MINUTES 35 SECONDS EAST ALONG SAID SOUTH LINE OF PROPERTY CONVEYED 60.41 FEET; THENCE SOUTH 04 DEGREES 37 MINUTES 25 SECONDS EAST 20.00 FEET; THENCE SOUTH 85 DEGREES 22 MINUTES 35 SECONDS WEST ALONG A LINE 20 FEET SOUTH OF AND PARALLEL WITH SAID SOUTH LINE OF PROPERTY CONVEYED TO THE VILLAGE OF ROMEOVILLE, A DISTANCE OF 18.44 FEET; THENCE SOUTHERLY ALONG THE ARC OF A CURVE CONCAVE TO THE NORTHEAST, HAVING A RADIUS OF 55.00 FEET, HAVING A CHORD BEARING OF SOUTH 57 DEGREES 29 MINUTES 14 SECONDS EAST, 53.98 FEET TO A POINT OF TANGENCY; THENCE SOUTH 85 DEGREES 36 MINUTES 16 SECONDS EAST 189.81 FEET TO A POINT OF CURVATURE; THENCE SOUTHEASTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE SOUTHWEST, HAVING A RADIUS OF 110.00 FEET. HAVING A CHORD BEARING OF SOUTH 40 DEGREES 34 MINUTES 26 SECONDS EAST, 172.90 FEET TO A POINT OF TANGENCY; THENCE SOUTH 04 DEGREES 27 MINUTES 24 SECONDS WEST 1248.27 FEET; THENCE SOUTHERLY ALONG THE ARC OF A NONTANGENTIAL CURVE CONCAVE TO THE NORTHEAST, HAVING A RADIUS OF 430.00 FEET, HAVING A CHORD BEARING OF SOUTH 19 DEGREES 00 MINUTES 13 SECONDS EAST, 239.07 FEET; THENCE SOUTH 85 DEGREES 03 MINUTES 31 SECONDS EAST 8.91 FEET; THENCE SOUTHEASTERLY ALONG THE ARC OF A CURVE$ CONCAVE TO THE NORTHEAST, HAVING A RADIUS OF 403.00 FEET, HAVING A CHORD BEARING OF SOUTH 44 DEGREES 50 MINUTES 09 SECONDS EAST, 132.03 FEET TO A POINT OF TANGENCY; THENCE SOUTH 54 DEGREES 13 MINUTES 17 SECONDS EAST 37.04 FEET TO A POINT OF CURVATURE; THENCE SOUTHERLY ALONG THE ARC OF A CURVE CONCAVE TO THE SOUTHWEST, HAVING A RADIUS OF 387.00 FEET, HAVING A CHORD BEARING OF SOUTH 29 DEGREES 41 MINUTES 39 SECONDS EAST, 331.33 FEET; THENCE NORTH 85 DEGREES 27 MINUTES 47 SECONDS WEST 7.41 FEET; THENCE SOUTH 04 DEGREES 32 MINUTES 13 SECONDS WEST 98.50 FEET; THENCE SOUTH 85 DEGREES 33 MINUTES 30 SECONDS EAST 9.00 FEET; THENCE SOUTHWESTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE NORTHWEST HAVING A RADIUS OF 53.00 FEET, HAVING A CHORD BEARING OF SOUTH 48 DEGREES 39 MINUTES 25 SECONDS WEST, 81.80 FEET TO A POINT OF TANGENCY; THENCE NORTH 87 DEGREES 07 MINUTES 39 SECONDS WEST 96.54 FEET; THENCE NORTH 84 DEGREES 43 MINUTES 13 SECONDS WEST 33.00 FEET; THENCE NORTH 85 DEGREES 15 MINUTES 17 SECONDS WEST 76.58 FEET; THENCE NORTH 04 DEGREES 35 MINUTES 24 SECONDS EAST 40.00 FEET; THENCE SOUTH 85 DEGREES 15 MINUTES 17 SECONDS EAST 118.45 FEET; THENCE SOUTH 87 DEGREES 07 MINUTES 39 SECONDS EAST 86.47 FEET TO A POINT OF CURVATURE; THENCE NORTHERLY ALONG THE ARC OF A CURVE CONCAVE TO THE NORTHWEST, HAVING A RADIUS OF 13.00 FEET, HAVING A CHORD BEARING OF NORTH 48 DEGREES 39 MINUTES 25 SECONDS EAST, 20.06 FEET; THENCE SOUTH 85 DEGREES 33 MINUTES 30 SECONDS EAST 10.00 FEET; THENCE NORTH 04 DEGREES 32 MINUTES 13 SECONDS EAST 79.95 FEET: THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS WEST 13.14 FEET; THENCE NORTHERLY ALONG THE ARC OF A CURVE CONCAVE TO THE SOUTHWEST, HAVING A RADIUS OF 343.00 FEET, HAVING A CHORD BEARING OF NORTH 28 DEGREES 39 MINUTES 47 SECONDS WEST, 306.01 FEET TO A POINT OF TANGENCY; THENCE NORTH 54 DEGREES 13 MINUTES 17 SECONDS WEST 37.04 FEET TO A POINT OF CURVATURE; THENCE NORTHWESTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE NORTHEAST, HAVING A RADIUS OF 447.00 FEET, HAVING A CHORD BEARING OF NORTH 34 DEGREES 03 MINUTES 12 SECONDS WEST, 314.69; THENCE NORTHERLY ALONG THE ARC OF A CURVE CONCAVE TO THE EAST, HAVING A RADIUS OF 275.00 FEET; HAVING A CHORD BEARING OF NORTH 10 DEGREES 04 MINUTES 36 SECONDS WEST, 94.95 FEET TO THE PLACE OF BEGINNING, ALL IN WILL COUNTY, ILLINOIS.
AC	21.	(A) TERMS AND CONDITIONS RELATING TO THE NON-EXCLUSIVE EASEMENTS DESCRIBED AS PARCEL 5 AND 6 CONTAINED IN THE INSTRUMENT CREATING SAID EASEMENTS.

		(B) RIGHTS OF MATERIAL SERVICE CORPORATION TO THE NON-EXCLUSIVE CONCURRENT USE OF THE EASEMENT PARCEL DESCRIBED IN PARCEL 5 AS DISCLOSED BY DOCUMENT RECORDED DECEMBER 22, 1999 AS DOCUMENT NUMBER R99-155824.
		(AFFECTS PARCEL 5)
AD	22.
		EASEMENT CREATED BY FACILITIES, INTERCONNECTION AND EASEMENT AGREEMENT DATED DECEMBER 15, 1999 AND RECORDED DECEMBER 22, 1999 AS DOCUMENT NUMBER R99-155825 MADE BY AND BETWEEN MIDWEST GENERATION, LLC, A DELAWARE LIMITED LIABILITY COMPANY AND COMMONWEALTH EDISON COMPANY, AN ILLINOIS CORPORATION FOR THE WILL GENERATING STATION WHICH CREATES RECIPROCAL NON-EXCLUSIVE PERPETUAL AND TEMPORARY EASEMENTS OVER THEIR RESPECTIVE PARCELS FOR THE LOCATION, USE, MAINTENANCE AND REPAIR OF THOSE FACILITIES AND EQUIPMENT THAT ARE USED IN CONNECTION WITH THE OPERATIONS OF BOTH MIDWEST GENERATION, LLC, A DELAWARE LIMITED LIABILITY COMPANY AND COMMONWEALTH EDISON COMPANY.
AE	23.
		NON-EXCLUSIVE EASEMENT FOR INGRESS AND EGRESS CREATED BY ROADWAY EASEMENT AND AGREEMENT DATED SEPTEMBER 30, 1999 AND RECORDED DECEMBER 22, 1999 AS DOCUMENT NUMBER R99-155827 MADE BY AND BETWEEN COMMONWEALTH EDISON COMPANY, AN ILLINOIS CORPORATION AND MATERIAL SERVICE CORPORATION, A DELAWARE CORPORATION.
		AFFECTS PARCEL 5
BF	24.	THE EASEMENTS DESCRIBED IN EXCEPTIONS K, M, O, P, Q, U, W, Y, AA, AB, AC AND AD, ALL ARE AS SHOWN ON THE SURVEY DATED MARCH 22, 2004 BY V3 CONSULTANTS.

6

Note: Not withstanding the policy amount listed in Schedule A such amount does not reflect a nexus to the actual value of the land and is being utilized for purposes of title insurance only.

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TABLE OF CONTENTS
MORTGAGE, ASSIGNMENT OF RENTS AND LEASES, FIXTURE FILING, FINANCING STATEMENT AND SECURITY AGREEMENT
ARTICLE 1—DEFINITIONS
ARTICLE 2—GENERAL COVENANTS AND PROVISIONS
ARTICLE 3—REMEDIES
ARTICLE 4—GENERAL
EXHIBIT A DESCRIPTION OF SITE
EXHIBIT B PERMITTED ENCUMBRANCES